DATED AS OF February 5, 1997


                            DAKOTA MINING CORPORATION


                                       and


                        MONTREAL TRUST COMPANY OF CANADA,
                                   AS TRUSTEE



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                                 TRUST INDENTURE


                        PROVIDING FOR THE ISSUE OF UP TO
                    $25,000,000 AGGREGATE PRINCIPAL AMOUNT OF
             7.5% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES DUE
                                FEBRUARY 5, 2004

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



THIS TRUST INDENTURE made as of the 5th day of February, 1997,


B E T W E E N :

               DAKOTA MINING CORPORATION, a corporation governed by the laws of Canada, having its corporate head office at 410 Seventeenth Street, Suite 2450, Denver, Colorado, U.S.A., 80202 (the "Corporation");


                                     - and -


                  MONTREAL TRUST COMPANY OF CANADA, a trust company governed by the laws of Canada and having an office in Vancouver, British Columbia at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 (the "Trustee");


               WHEREAS the Corporation considers it necessary for its corporate purposes to create and issue Debentures (as defined below) in the manner provided herein;

               WHEREAS the Corporation is duly authorized to create and issue the Debentures to be issued as provided herein; and

               WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee.

               NOW  THEREFORE  THIS  INDENTURE   WITNESSETH  and  it  is  hereby
               covenanted, agreed and declared as follows:


                                                     ARTICLE 1
                                 INTERPRETATION

1.1      Definitions

         In this Trust Indenture, unless there is something in the subject matter or context inconsistent therewith:

     (1) "Agency Agreement" means the agency agreement between the Corporation and the Agents dated the date hereof;

     (2) "Agents" means Canaccord Capital Corporation, ScotiaMcLeod Inc. and Newcrest Capital Inc.;


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                                                         2

     (3) "Business Day" means any day, other than Saturday, Sunday or any statutory holiday in Vancouver, British Columbia, or Toronto, Ontario or, in respect of any action to be taken in any city, a day when the principal office of the Trustee in such city is not generally open to the public for the transaction of business;

     (4)  "Capital   Reorganization"   has  the  meaning   ascribed  thereto  in
          subsection 4.3(6);

     (5) "Certificate of the Corporation" means a certificate signed in the name of the Corporation by any one of the President, the Chief Executive Officer, the Chief Financial Officer, a Vice-President or the Secretary of the Corporation, and may consist of one or more instruments so executed;

     (6) "Common Share Reorganization" has the meaning ascribed thereto in subsection 4.3(3);

     (7) "Common Shares" means the common shares without par value in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Indenture; provided that, in the event of a subdivision, redivision, reduction, combination or consolidation thereof, or successive such changes, subdivisions, redivisions, reductions, combinations or consolidations, or any combination thereof, then, subject to adjustments, if any, having been made in accordance with section 4.3, "Common Shares" shall thereafter mean the shares resulting from such change, subdivision, redivision, reduction, combination or consolidation;

     (8)  "Conversion Price" has the meaning ascribed thereto in section 4.1;

     (9)  "Corporation"   means  Dakota  Mining  Corporation  and  includes  any
          successor corporation which shall have complied with the provisions of Article Nine;

     (10) "Counsel" means a lawyer or firm of lawyers, who may be counsel for the Corporation, retained by the Trustee or, at the option of the Trustee, retained by the Corporation and acceptable to the Trustee;

     (11) "Current Market Price" of shares of any class on any date means the weighted average price per share at which such shares have traded:

          (a)  on The Toronto Stock Exchange; or

          (b) if such shares are not listed on The Toronto Stock Exchange, then (except for purposes of sections 3.2, 3.9 and 3.10) on such stock exchange on which such shares are listed as may be selected for that purpose by the Directors; or

          (c)  if such shares are not listed on any stock exchange, then (except
               for   purposes   of   sections   3.2,   3.9  and   3.10)  in  the
               over-the-counter market,


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                                                         3

               during a period of 20 consecutive Trading Days ending not more than five Trading Days before such date, provided that (except for purposes of sections 3.2, 3.9 and 3.10) if such shares are not listed on any stock exchange or traded in the over-the-counter market, the Current Market Price of such shares shall be determined by the Directors and approved by the Trustee; and in each such case, the weighted average price shall be determined by dividing the aggregate sales price of all such shares sold on The Toronto Stock Exchange (or such other stock exchange or in the over-the-counter market, as the case may be) during such period of 20 consecutive Trading Days by the total number of such shares so sold, as reported by The Toronto Stock Exchange (or such other stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, as the case may be);

          (12) "Date  of  Conversion"  has  the  meaning   ascribed  thereto  in
               subsection 4.2(2);

          (13) "Debentures" means the 7.5% convertible unsecured subordinated debentures of the Corporation due February 5, 2004 issued hereunder whether in definitive or interim form;

          (14) "Debentureholders" or "Holders" means the Persons for the time being entered in the registers mentioned hereinafter as holders of Debentures;

          (15) "Debentureholders' Request" means an instrument signed in one or more counterparts by the Holders of not less than 25% in principal amount of the outstanding Debentures requesting the Trustee to take the action or proceeding specified therein;

          (16) "Director" means a director of the Corporation for the time being and "Directors" means the board of directors of the Corporation or, if duly constituted and whenever duly empowered, the executive committee (if any) of the board of directors of the Corporation for the time being, and reference to action by the Directors means action by the directors as a board or action by the executive committee of the board as a committee;

          (17) "Dividends Paid in the Ordinary Course" means dividends paid on the Common Shares in any financial year of the Corporation, whether in (a) cash, (b) shares of the Corporation, (c) rights, options or warrants to purchase any shares, property or other assets of the Corporation, or (d) property or other assets of the Corporation, in each case to the extent that the amount or value of such dividends in the aggregate does not exceed the greater of:

               (i) 150% of the aggregate amount or value of dividends paid by the Corporation on the Common Shares in its immediately preceding financial year; or

               (ii) 100% of the consolidated net income (before extraordinary or unusual items but after dividends payable on all shares prior to or on a parity with the Common Shares with respect to the payment of dividends) of the Corporation for its

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                                                         4

                    immediately preceding financial year, determined in accordance with Generally Accepted Accounting Principles; and for the purpose of the foregoing, where any dividend is paid (otherwise than in cash), any shares, any rights, options or warrants to purchase any shares, property or other assets or any property or other assets so distributed by way of dividend shall be valued at the fair market value of such securities, property or other assets, as the case may be, as determined by the Directors, which determination shall be conclusive;

     (18) "Escrowed Proceeds" has the meaning ascribed thereto in the Special Warrant Indenture;

     (19) "Event of Default" has the meaning ascribed thereto in section 7.1;

     (20) "Excluded Securities" has the meaning ascribed thereto in paragraph 5.2(1)(b);

     (21) "Extraordinary   Resolution"  has  the  respective  meanings  ascribed
          thereto in sections 10.12 and 10.15;

     (22) "Generally Accepted Accounting Principles" means the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants as at the date, as applicable, on which a calculation has been made, is made or required to be made hereunder in accordance with Generally Accepted Accounting Principles;

     (23) "Indenture Legislation" has the meaning ascribed thereto in section 12.1;

     (24) "Maturity Date" means February 5, 2004;

     (25) "Notice of Non-Qualification" means notice in writing from the Corporation to the Trustee to the effect that the Qualification Date has not occurred prior to the Qualification Deadline;

     (26) "notice of redemption" has the meaning ascribed thereto in section 3.4 hereof;

     (27) "Officer's Certificate" means a certificate signed in the name of the Corporation by any one of the President, the Chief Executive Officer, the Chief Financial Officer, a Vice-President and the Secretary of the Corporation, and may consist of one or more instruments so executed;

     (28) "Person"  means an  individual,  legal person,  corporation,  company,
          cooperative,   partnership,   trust,   unincorporated  association  or
          governmental body, and pronouns have a similarly extended meaning;

     (29) "Qualification Date" means the date on which a receipt is issued for a final prospectus of the Corporation qualifying for sale the Debentures and the Common Shares issuable

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                                                         5

          upon conversion of the Debentures by the last of the securities commissions or other securities regulatory authorities in each of the Qualifying Jurisdictions to issue a receipt for such final prospectus;

     (30) "Qualification Deadline" means May 31, 1997 or such later date as may be determined in a written notice to the Company and the Trustee from Canaccord Capital Corporation, on behalf of the Agents, in accordance with the Agency Agreement;

     (31) "Qualifying Jurisdictions" means British Columbia, Alberta, Ontario and Quebec;

     (32) "Redemption Price" has the meaning ascribed thereto in section 3.1;

     (33) "Rights Offering" and "Rights Period" have the respective meanings ascribed thereto in subsection 4.3(4);

     (34) "Rights Offering Price" has the meaning ascribed thereto in subsection 4.3(7);

     (35) "Senior Liabilities" means:

          (a) indebtedness of the Corporation (other than indebtedness evidenced by the Debentures) whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed, for money borrowed or raised by the Corporation by whatever means (including, without limitation, by means of acceptances, debt instruments and finance leases and any liability evidenced by bonds, debentures, notes or similar instruments);

          (b) indebtedness of the Corporation whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Corporation in connection with the acquisition by the Corporation or by others of any assets or services;

          (c) any trade debts of the Corporation whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Corporation; and

          (d) renewals, extensions or refundings of any indebtedness referred to in paragraph (a), (b) or (c) of this definition; unless in any case it is provided by the terms of the instrument creating or evidencing such indebtedness or an instrument pursuant to which such indebtedness is outstanding that such indebtedness does not rank prior in right of payment to the Debentures but ranks pari passu with, or subordinate in right of payment to, the Debentures;

     (36) "Special Distribution" has the meaning ascribed thereto in subsection 4.3(5);


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                                                         6

     (37) "Special Warrants" means the Special Warrants created and issued pursuant to the Special Warrant Indenture;

     (38) "Special Warrant Indenture" means the special warrant indenture dated the date hereof between the Corporation and Montreal Trust Company of Canada, as trustee;

     (39) "Successor  Corporation"  has the meaning  ascribed thereto in section
          9.1;

     (40) "this Indenture", "this Trust Indenture", "hereto", "hereby", "hereunder", "hereof", "herein" and similar expressions refer to this indenture and not to any particular Article, section, subsection, paragraph, subdivision or other portion hereof, and include any and every supplemental indenture; and "supplemental indenture" and "Indenture supplemental hereto" include any and every instrument supplemental or ancillary hereto or in implementation hereof;

     (41) "Time of Expiry" has the meaning ascribed thereto in section 4.1;

     (42) "Trading Day" means, with respect to any stock exchange or over-the-counter market, a day on which shares or other securities may be traded through the facilities of such stock exchange or in such over-the-counter market;

     (43) "Trustee" means Montreal Trust Company of Canada and its successors for the time being; and

     (44) "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

     (45) "U.S. Person" means a U.S. person as that term is defined in Regulation S;

     (46) "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

     (47) "Written Order of the Corporation", "Written Request of the Corporation" and "Written Direction of the Corporation" mean, respectively, an order, a request or a direction signed in the name of the Corporation by any one of the President, the Chief Executive Officer, the Chief Financial Officer, a Vice-President the Secretary of the Corporation, and may consist of one or more instruments so executed.

Words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine gender and vice versa.

1.2      Meaning of "outstanding" for Certain Purposes

Every Debenture certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation or conversion, or a new Debenture shall be issued in substitution therefor under section 2.13, or

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                                                         7

money, securities or other property for the payment or redemption thereof shall be set aside under Article Three or Eight, provided that:

         (1) where a new Debenture has been issued in substitution for a Debenture which has been mutilated, lost, stolen or destroyed, only one of such Debentures shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding;

         (2) Debentures which have been partially redeemed, purchased or converted shall be deemed to be outstanding to, but only to, the extent of the unredeemed, unpurchased or unconverted part of the principal amount thereof; and

         (3) for the purpose of any provision of this Indenture entitling Holders of outstanding Debentures to vote, sign consents, requests, requisitions or other instruments, take other action or to constitute a quorum at any meeting of Holders under this Indenture, Debentures owned legally by the Corporation shall be disregarded, except that:

                  (a) for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, request, requisition or other instrument or other action or on the Holders present or represented at any meeting of Holders only the Debentures of which the Trustee has notice that they are so owned shall be so disregarded; and

                  (b) Debentures so owned which have been pledged in good faith other than to the Corporation or any of its affiliates (as such term is defined in the Securities Act (British Columbia) shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote, sign consents, requests, requisitions or other instruments or take such other actions in his discretion free from the control of the Corporation or any of its affiliates.

1.3 Interpretation Not Affected by Headings, etc. - The division of this Indenture into --------------------------------------------- Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or of the Debentures.

1.4 Statute References - Any reference in this Indenture to a statute or other legislation shall be deemed to be a reference to such legislation, and all regulations thereunder, as now enacted or as the same may from time to time be amended, re-enacted or replaced.

1.5 Monetary References - Any reference in this Indenture to currency or "Dollars", "dollars" or "$" shall be deemed to be a reference to lawful money of Canada.

1.6 Day Not a Business Day - In the event that any day on or before which any action is required to be taken or any computation is required to be made hereunder is not a Business

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                                                         8

     Day, then such action or computation shall be required to be taken or made on or before the requisite time on the first Business Day thereafter.

1.7 Invalidity of Provisions - Each of the provisions contained in this Indenture or the Debentures is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

1.8 Governing Law - This Indenture and the Debentures shall be governed by and construed in accordance with the laws of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts.


                                    ARTICLE 2
                                 THE DEBENTURES

2.1 Limitation on Issue and Designation - The aggregate principal amount of Debentures which may be issued and certified hereunder shall consist of and be limited to $25,000,000 and such Debentures will be designated "7.5% Convertible Unsecured Subordinated Debentures due February 5, 2004".

2.2  Terms of Debentures

     (1) The Debentures shall be dated February 5, 1997 regardless of the date on which Debentures are issued hereunder, shall mature on the Maturity Date and shall bear interest (subject to section 2.7) from the date of issue at the rate of 7.5% per annum (after as well as before maturity, default and judgment, with interest on amounts in default at the same rate) payable in arrears in equal semi-annual payments on June 30 and December 31 of each year. The first date on which interest is payable is June 30, 1997 and such payment will represent interest accrued from and including the date of issue of the Debentures.

     (2) Interest on the Debentures shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and on the basis of a year of 365 days or 366 days in a leap year.

     (3) Subject to section 3.9, the principal of the Debentures due on maturity or redemption will be payable, on presentation and surrender of the Debentures at one of the principal offices of the Trustee in Vancouver, Toronto or Montreal.

2.3  Form of Debentures

     (1) The Debentures shall be issued upon exercise or deemed exercise of the Special Warrants in accordance with the Special Warrant Indenture only as fully registered Debentures in denominations of $1,000 and integral multiples thereof.


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                                                9

     (2) The Debentures and the certificate of the Trustee endorsed thereon shall be substantially in the form set out in the Schedule to this Indenture with such appropriate additions, deletions, substitutions and variations as the Trustee may approve, may, at the election of the Corporation, be translated into the French language and shall bear such legends and such distinguishing letters and numbers as the Trustee may approve and such legends as Counsel may advise are necessary in order for the Corporation to comply with applicable securities laws, such approval of the Trustee to be conclusively evidenced by its certification of the Debentures. In the event of any contradiction, discrepancy or difference between the English language version and the French language version, if any, of the text of the form of Debentures, the English language version of the text will govern.

     (3) The Debentures may be engraved, lithographed or printed (the expression "printed" including for the purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Corporation may determine.

     (4) The Trustee understands and acknowledges that the Debentures have not been and will not be registered under the U.S. Securities Act. Each Debenture Certificate originally issued in the United States or to a U.S. Person, and each Debenture Certificate issued in exchange therefor or in substitution thereof shall bear the following legend:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND THE COMPLIANCE WITH
                  APPLICABLE STATE SECURITIES LAWS OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY', MAY BE OBTAINED FROM THE TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN

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                                                        10

                  COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

          provided, however, that if the Debentures are being sold under paragraph (B) above, the legend may be removed by providing a declaration to the Trustee as transfer agent for the securities to the following effect:

                  The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (B) certifies that (1) it is not an affiliate (as defined in Rule 405 under the U.S. Securities Act) of Dakota Mining Corporation, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange or the Alberta Stock Exchange and neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

     2.4 Issue of Debentures - Debentures in the aggregate principal amount of $25,000,000 may forthwith and from time to time be executed by the Corporation and delivered to the Trustee and shall be certified by the Trustee and delivered to or to the order of the Corporation pursuant to a Written Order of the Corporation, without the Trustee receiving any consideration therefor.

     2.5 Execution of Debentures - The Debentures shall be signed (either manually or reproduced in facsimile) by at least one of the President, Chief Executive Officer, the Chief Financial Officer, a Vice-President or the Secretary of the Corporation. A facsimile signature reproduced upon any of the Debentures shall for all purposes of this Indenture be deemed to be the signature of the individual whose signature it purports to be and to have been signed at the time such facsimile signature is reproduced. In the event that any officer of the Corporation who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have

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                                                        11

         been authenticated by the Trustee and delivered or disposed of by the Corporation, such Debentures nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debentures had not ceased to be such officer of the Corporation; and any Debenture may be signed on behalf of the Corporation by such Person as, at the actual date of the execution of such Debenture, shall be the proper officer of the Corporation, although at the date of such Debenture or of the execution of this Indenture such Person was not such officer.

     2.6  Certification

          (1) No Debenture shall be issued or, if issued, shall be obligatory or shall entitle the Holder thereof to the benefits of this Indenture until it has been certified by manual signature by or on behalf of the Trustee substantially in the form set out in the Schedule hereto or in some other form approved by the Trustee, whose approval shall be conclusively evidenced by the certification thereof. Such certificate on any Debenture shall be conclusive evidence that such Debenture has been duly issued hereunder and is a valid obligation of the Corporation and that the Holder is entitled to the benefits of this Indenture.

          (2) The certificate of the Trustee on any Debenture shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Debentures (except the due certification thereof and any other warranties implied by law) and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or any of them or the proceeds thereof. The certificate of the Trustee on any Debenture shall, however, be a representation and warranty by the Trustee that such Debenture has been duly certified by or on behalf of the Trustee pursuant to the provisions of this Indenture.

     2.7  Concerning Interest

          (1) Every Debenture, whether issued originally or in exchange or substitution for previously issued Debentures, shall bear interest from and including the date of issue or from and including the last interest payment date to which interest shall have been paid or made available for payment on the Debentures, whichever is later, provided that for the period from the date of issue of the Debentures to the first interest payment date, the interest rate will be such that, when the interest for such period is added to the interest earned on the Escrowed Proceeds and paid to holders of Special Warrants upon exercise or deemed exercise of Special Warrants for Debentures under the Special Warrant Indenture, it is equivalent to 7.5% per annum calculated from the date of issuance of the Special Warrants.

          (2) Interest on such Debenture shall cease to accrue on the earliest of the Maturity Date or, if such Debenture is called for redemption, the date fixed for redemption unless, upon due presentation and surrender thereof for payment on or after the Maturity Date or the date fixed for redemption, as the case may be, such payment is improperly withheld or refused or, if such Debenture is converted, the date stipulated in subsection 4.2(4).

          (3) Wherever in this Indenture or the Debentures there is mention, in any context, of the payment of interest, such mention shall be deemed to include the payment of interest

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                                                        12

               on amounts in default to the extent that, in such context, such interest is, was or would be payable pursuant to section 2.2, and the express mention of interest on amounts in default in any of the provisions hereof shall not be construed as excluding such interest in those provisions hereof where such express mention is not made.

     2.8 Debentures to Rank Equally - The Debentures may be issued in such amounts, to such Persons and on such terms not inconsistent with the provisions of this Indenture as the Directors may determine. Each Debenture as soon as it is issued shall, subject to the terms hereof, be equally and rateably entitled to the benefits hereof as if all the Debentures had been issued and negotiated simultaneously.

     2.9  Registration of Debentures

          (1) The Corporation shall cause to be kept by and at the principal office of the Trustee in Vancouver a central register, and by and at the principal offices of the Trustee in Vancouver, Toronto and Montreal, or by such other registrar or registrars, if any, as the Corporation with the approval of the Trustee may designate, branch registers, in which shall be entered the names and addresses of the Holders, particulars of the principal amount of Debentures held by them respectively and the particulars of all transfers of Debentures and such other particulars of the Debentures, as may be prescribed by law. No transfer of a Debenture shall be effective as against the Corporation unless made on one of the registers upon surrender of such Debenture to the Trustee or other registrar by the Debentureholder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in form and execution satisfactory to the Trustee or other registrar and upon compliance with such requirements as the Trustee or other registrar may prescribe.

          (2) The registers referred to in this section shall at all reasonable times be open for inspection by the Corporation, the Trustee and any Debentureholder.

          (3) The Holder of a Debenture may at any time and from time to time have such Debenture transferred at any of the places at which a register is kept pursuant to the provisions of this section in accordance with such reasonable regulations as the Trustee may prescribe.

          (4) Neither the Corporation nor the Trustee nor any registrar shall be required to transfer or exchange any Debentures during the ten Business Days immediately preceding any interest payment date.

          (5) Subject to applicable law, neither the Corporation, nor the Trustee nor any registrar shall be bound to take notice of or to see to the execution of any trust, whether express, implied or constructive, in respect of any Debenture and the Trustee and any registrar may transfer any Debenture on the direction of the Holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

          (6) Except in the case of the central register required to be kept at Vancouver, British Columbia, the Corporation shall have power at any time to close any branch register, in which event it shall transfer the records thereof to another existing register or to a new

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                                                        13

               register, and thereafter such Debentures shall be deemed to be registered on such existing or new register, as the case may be. In the event that the register in any place is closed and the records transferred to a register in another place, notice of such change shall be given to the Holders of the Debentures registered in the register so closed and the particulars of such change shall be recorded in the central register required to be kept in Vancouver, British Columbia.

          (7) The Trustee and every registrar shall, when requested to do so by the Corporation or the Trustee, furnish the Corporation or the Trustee, as the case may be, with a list of the names and addresses of the Holders of Debentures showing the principal amounts and serial numbers of such Debentures held by each Holder.

     2.10 Payment of Principal and Interest in Respect of Debentures


          (1) As the interest on Debentures becomes due (except interest payable on the Maturity Date or on redemption, which may, at the option of the Corporation, be paid upon presentation of such Debentures for payment), at least three Business Days prior to each date on which interest on such Debentures becomes due, the Corporation shall forward or cause to be forwarded a cheque for such interest (less any tax required by law to be deducted or withheld) payable to the order of such Holder and negotiable at par at each of the places at which interest upon such Debentures is payable, by ordinary mail, postage prepaid (or in the event of mail service interruption, by such other means as the Trustee and the Corporation shall determine to be appropriate) to the Holder at his last address appearing on the appropriate register hereinbefore mentioned. The forwarding of such cheque shall satisfy and discharge the liability for the interest on such Debentures to the extent of the sum represented thereby (plus the amount of any tax deducted or withheld as aforesaid) unless such cheque is not paid on presentation. In the event that such cheque is not received by the Holder or is lost or destroyed prior to being cashed, the Corporation (or the Trustee at the request of the Corporation), upon being furnished with evidence of non-receipt, loss or destruction and indemnity reasonably satisfactory to it, shall issue or cause to be issued to such Holder a replacement cheque for the amount of such cheque.

          (2) Subject to section 3.9, where Debentures are registered in more than one name, the principal and interest from time to time payable in respect thereof shall be paid by cheque payable to the order of all such Holders, unless the Corporation has received written instructions from them to the contrary, and the receipt of any one of such Holders therefor shall be a valid receipt on behalf of the Holders with respect thereto and shall discharge the Trustee, any registrar of Debentures and the Corporation from their obligations with respect thereto.

     2.11 Payment Agreements for Debentures - Notwithstanding anything contained in this Indenture to the contrary, the Corporation may enter into an agreement with any Holder or with the Person for whom such Holder is acting as nominee providing for the payment, without presentation or surrender of the Debenture or notation of payment thereon, to such Holder of the principal amount and interest on such Debenture and all other moneys payable hereunder at a place, and by wire transfer of funds or in such other manner, other than the

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                                                        14

          places or the manner specified in this Indenture and in such Debenture as the places and the manner for such payment. Any payment of the principal and interest on any such Debenture and other money payable hereunder at such other place or in such other manner pursuant to such agreement shall, notwithstanding any other provision of this Indenture or the Debentures, be valid and binding on the Corporation, the Trustee and all Holders.

     2.12 Ownership of Debentures

          (1) The Holder of any Debenture shall be deemed to be the owner thereof for all purposes of this Indenture and payment of or on account of the principal of, and interest on, such Debenture shall be made only to or upon the order in writing of the Holder thereof and such payment shall be complete satisfaction for the amounts so paid and discharge to the Trustee, any registrar of Debentures and the Corporation for the amounts so paid.

          (2) The Holder of any Debenture shall be entitled to the principal and interest evidenced by such Debenture, free from all equities or rights of compensation, set-off or counterclaim between the Corporation and any prior Holder thereof and all Persons may act accordingly. A transferee of a Debenture shall, upon compliance with all of the requirements for the transfer of Debentures set out in this Indenture, in the Debenture or established by the Trustee or the Corporation pursuant thereto and any other requirements of law with respect to such transfer, be entitled to be entered on the appropriate register or on any one of the appropriate registers as the owner of such Debenture, free from all rights of compensation, set-off or counterclaim between the Corporation and the transferor or any previous Holder thereof.

     2.13 Exchange of Debentures

          (1) Debentures of any denomination may be exchanged for Debentures of any other authorized denomination or denominations of an equivalent aggregate principal amount. Exchanges of Debentures may be made at the principal offices of the Trustee in the cities of Vancouver, Toronto or Montreal and at such other place, if any, or places as may from time to time be designated by the Corporation with the approval of the Trustee. Any Debentures tendered for exchange shall be surrendered to the Trustee and shall be cancelled. The Corporation shall execute, and the Trustee shall certify, all Debentures necessary to carry out such exchanges.

          (2) Debentures issued in exchange for Debentures which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner as the Debentures for which they were exchanged and, upon issuance of such Debentures the Trustee shall note thereon a statement to that effect.

          (3) Except as otherwise provided herein, upon any exchange of Debentures of any denomination for Debentures of any other authorized denominations and upon any transfer of Debentures, the Trustee or other registrar of Debentures may charge the Holder or the transferor such reasonable fee as may be necessary to discharge any stamp tax, security

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                                                        15

               transfer tax or other governmental charge required to be paid and payment of such charges shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

          (4) Notwithstanding the foregoing, no charge (other than for insurance on any Debentures forwarded by mail) shall be made by the Trustee, any other registrar of Debentures or the Corporation for an exchange, registration or transfer of any Debentures applied for within a period of 45 days from the date hereof.

          (5) Neither the Corporation, the Trustee nor any other registrar of Debentures shall be required to exchange any Debentures on the day of any selection by the Trustee of any Debentures to be redeemed or during the ten Business Days following the day of selection by the Trustee.

     2.14 Replacement of Debentures - If any of the Debentures shall become mutilated or be lost, stolen or destroyed, the Corporation in its discretion may issue, and thereupon the Trustee shall certify and deliver, a new Debenture upon surrender and cancellation of the mutilated Debenture, or, in the case of a lost, stolen or destroyed Debenture, in lieu of and in substitution for the same, and the substituted Debenture shall be in a form approved by the Trustee and the Holder thereof shall be entitled to the benefits of this Indenture equally with all other Debentures issued or to be issued hereunder. In case of loss, theft or destruction the applicant for a new Debenture shall furnish to the Corporation and to the Trustee such evidence of such loss, theft or destruction as shall be satisfactory to them in their discretion and shall also furnish an indemnity and surety bond in amount and form satisfactory to the Corporation and the Trustee in their discretion. The applicant shall pay reasonable expenses incidental to the issuance of any such new Debenture.

     2.15 Interim Debentures

          (1) Pending delivery to the Trustee of definitive Debentures the Corporation may execute in lieu thereof (but subject to the same provisions, conditions and limitations as herein set forth), and the Trustee may certify, interim printed, mimeographed or typewritten Debentures, in such form and in such denominations as may be approved by the Trustee and any one of the President, the Chief Executive Officer, the Chief Financial Officer, a Vice-President or the Secretary of the Corporation (whose certification or signature, either manual or in facsimile, as the case may be, on any such interim Debentures shall be conclusive evidence of such approval) entitling the Holders thereof to definitive Debentures in any authorized denominations when the same are ready for delivery, without expense to such Holders, but the total amount of interim Debentures so issued shall not exceed the aggregate principal amount of Debentures authorized to be issued hereunder. Forthwith after the issuance of any such interim Debentures the Corporation shall cause to be prepared the appropriate definitive Debentures for delivery to the Holders of such interim Debentures.

          (2) Interim Debentures which have been duly issued shall, until exchanged for definitive Debentures, entitle the Holders thereof to rank for all purposes as Debentureholders and otherwise in respect of this Indenture to the same extent and in the same manner as

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                                                        16

               though such exchange had actually been made. When exchanged for definitive Debentures such interim Debentures shall forthwith be cancelled by the Trustee.


                                   ARTICLE 3
                    REDEMPTION AND PURCHASE FOR CANCELLATION
                    OF DEBENTURES AND ISSUE OF COMMON SHARES

     3.1 Redemption of Debentures - Subject to section 3.2, the Debentures shall be redeemable prior to maturity, in whole at any time or in part from time to time, at the option of the Corporation (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth) at a price equal to the principal amount thereof to be redeemed, together with accrued and unpaid interest on the principal amount of the Debentures, or part thereof, so redeemed to but not including the date fixed for redemption (such price, including accrued and unpaid interest) at which Debentures may be redeemed being hereinafter referred to as the "Redemption Price").

     3.2 Limitation on Redemption - Notwithstanding section 3.1, the Debentures shall not be redeemable prior to February 4, 2001. From thereafter, the Debentures shall not be redeemable unless the Corporation shall have filed with the Trustee, on or before the day that the applicable notice of redemption of such Debentures is given pursuant to section 3.4, a Certificate of the Corporation certifying that the Current Market Price of the Common Shares on the date on which such notice of redemption is given exceeds 125% of the Conversion Price.

     3.3  Partial Redemption of Debentures

          (1) If less than all the Debentures are to be redeemed, the Corporation shall in each such case, at least 15 days before the date upon which notice of redemption is to be given pursuant to section 3.4, notify the Trustee by Written Direction of the Corporation of its intention to redeem Debentures and of the aggregate principal amount of Debentures to be redeemed. If at the time of giving such notice the Corporation has determined that it will exercise its right pursuant to section 3.9 to satisfy its obligation hereunder to pay the aggregate principal amount payable to the Holders of Debentures on redemption by the issue to such Holders of Common Shares, the Corporation will, at the time of notifying the Trustee of its intention to redeem Debentures as provided in this section, notify the Trustee regarding such determination, provided that such notification will be without prejudice to the right of the Corporation to thereafter determine not to exercise such right. The Debentures to be redeemed shall be redeemed on a pro rata basis or drawn by lot or otherwise selected by the Trustee in such manner as the Trustee, in its discretion, may consider equitable, provided that if an Event of Default hereunder has occurred and is continuing on the date of such selection, such selection shall be proportionate to the principal amount of Debentures held (to the nearest $1,000). For this purpose, the Trustee may make, and from time to time amend or vary, regulations with respect to the manner in which such Debentures may be so selected and regulations so made shall be valid and binding upon all Holders of Debentures notwithstanding

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                                                        17

               the fact that, as a result thereof, one or more of such Debentures become subject to redemption in part only.

          (2) Debentures in denominations in excess of $1,000 may be selected and called for redemption in part only (such part being $1,000 or an integral multiple thereof) and, unless the context otherwise requires, references to Debentures in this Article 3 shall be deemed to include any such part of the principal amount of
               Debentures which shall have been so selected and called for redemption. The Holder of any Debenture called for redemption in part only, upon surrender of such Debenture for payment, shall be entitled to receive, without expense to such Holder, a new Debenture for the unredeemed part of the Debenture so surrendered, and the Corporation shall execute and the Trustee shall certify and deliver, at the expense of the Corporation, such new Debenture upon receipt of the Debenture so surrendered.

     3.4  Notice of Redemption

          (1) Notice of intention to redeem any Debentures (a "notice of redemption") shall be given by or on behalf of the Corporation to the Holders of the Debentures which are to be redeemed, not more than 60 days and not less than 30 days prior to the date fixed for redemption, in the manner provided in Article 11. The notice of redemption shall, unless all the Debentures then outstanding are to be redeemed, specify the distinguishing letters and numbers of the Debentures which are to be redeemed and, if a Debenture is to be redeemed in part only, shall specify that part of the principal amount thereof to be redeemed, and shall specify the redemption date, the Redemption Price and places of payment and shall state that all interest on the Debentures called for redemption shall cease from and after such redemption date.

          (2) If at the time of giving a notice of redemption referred to in this section the Corporation has determined that it will exercise its right pursuant to section 3.9 to satisfy its obligation hereunder to pay the aggregate principal amount payable to the Holders of Debentures on redemption by the issue to such Holders of Common Shares, the Corporation will give the notice to the Holders of Debentures to be given by the Corporation pursuant to section 3.9 contemporaneously with the notice of redemption pursuant to this section (and for greater certainty, the notice to the Holders of Debentures to be given by the Corporation pursuant to section 3.9 and the notice of redemption pursuant to this section may be combined in a single notice).

     3.5  Debentures Due on Redemption Dates

          (1) Upon notice having been given in accordance with section 3.4, the Debentures so called for redemption shall thereupon become due and payable at the Redemption Price and on the redemption date specified in such notice, in the same manner and with the same effect as if it were the Maturity Date specified in such Debentures, notwithstanding anything contained therein or herein to the contrary, and from and after such redemption date, if (i) the money necessary to redeem such Debentures, less applicable withholding tax, if any, shall have been deposited as hereinafter provided or, if the Corporation has elected pursuant to section
               3.9 to satisfy its obligation to pay the aggregate principal amount of Debentures by the

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


                                                        18

               issue of Common Shares, the Corporation has complied with the requirements of sections 3.9 and 3.10, and (ii) affidavits or other proof satisfactory to the Trustee as to the mailing of such notices shall have been delivered to it, such Debentures shall not be considered as outstanding hereunder and interest upon such Debentures shall cease to accrue after such redemption date, subject to the provisions of section 3.3.

          (2) If any question shall arise as to whether notice of redemption or deposit of the redemption monies has been given or made or as to whether the Corporation has complied with the requirements of sections 3.9 and 3.10 as provided above, such question shall be decided by the Trustee whose decision shall be final and binding upon all interested parties.

     3.6 Deposit of Redemption Moneys - Subject to section 3.9, upon Debentures having been called for redemption, the Corporation shall deposit with the Trustee, prior to the redemption date fixed in the relevant notice of redemption, such sums as may be sufficient to pay the Redemption Price of the Debentures to be redeemed, together with a sum sufficient to pay estimated charges and expenses which may be incurred by the Trustee in connection with such redemption. From the sums so deposited the Trustee shall pay or cause to be paid to the Holders of the Debentures called for redemption, upon surrender of such Debentures, the principal and interest to which they are respectively entitled on redemption less applicable withholding tax, if any.

     3.7 Failure to Surrender Debentures Called for Redemption - If the Holder of any Debentures called for redemption shall, within 30 days from the date fixed for redemption, fail to surrender any of such Debentures or shall not within such time accept payment of the Redemption Price payable in respect thereof which has been deposited with the Trustee pursuant to section 3.6 or give such receipt therefor, if any, as the Trustee may require, such Redemption Price so deposited, if any, shall be set aside in trust for such Holder, in accordance with section 12.8, and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside, and to that extent such Debentures shall thereafter not be considered as outstanding hereunder and the Debentureholder shall have no right except to receive payment out of the moneys so paid and deposited, upon surrender of his Debentures, of the Redemption Price less applicable withholding tax, if any, of such Debentures, without interest thereon.

     3.8 Surrender of Debentures for Cancellation - If the principal moneys due upon any Debenture shall become payable by redemption or otherwise before the Maturity Date, the Person presenting such Debenture for payment must surrender the same for cancellation, the Corporation nevertheless paying or causing to be paid the interest accrued and unpaid thereon (computed on a per diem basis if the date fixed for payment is not an interest payment date).

     3.9  Payment in Common Shares on Redemption of Debentures or Maturity Date

          (1) Subject to section 3.10, applicable law and regulatory approvals, and notwithstanding any other provision of this Indenture, the Corporation, at its option, on at least 30 days and not more than 60 days notice given in accordance with section 3.11 and Article 11 (which notice, in the case of a redemption, in the circumstances specified in

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                                                        19

               subsection 3.4(2), will be given contemporaneously with notice of such redemption pursuant to section 3.4 as set out in subsection 3.4(2)), may satisfy its obligation hereunder to pay the aggregate principal amount payable to the Holders of Debentures on the redemption date or on the Maturity Date by the issue to such Holders of that number of Common Shares determined by dividing such aggregate principal amount by 95% of the Current Market Price of the Common Shares on the redemption date or the Maturity Date, as the case may be, provided that, in the event that the Current Market Price of the Common Shares on the Maturity Date is less than $2.00, the Corporation, at its option, may satisfy its obligation hereunder to pay the aggregate principal amount payable to the Holders of Debentures by the issue to such Holders of that number of Common Shares equal to the lesser of:

               (a) the number determined by dividing such aggregate principal amount by 95% of the Current Market Price of the Common Shares on the Maturity Date ; and

               (b) the number determined by dividing such aggregate principal amount by the closing market price of the Common Shares on The Toronto Stock Exchange on the Maturity Date.

          (2)  The  Corporation  may not exercise the right  referred to in this section if an Event of Default hereunder has occurred and is continuing at the redemption date or on the Maturity Date, as the case may be.

          (3) In the event the Corporation exercises the right referred to in this section to satisfy its obligation hereunder to pay the aggregate principal amount payable to the Holders of Debentures on the redemption date, the Corporation shall not be obliged to deposit money with the Trustee pursuant to section 3.6, and the obligation of the Corporation hereunder to pay the Redemption Price of the Debentures to be redeemed shall be satisfied in the manner provided in this section and in sections 3.10, 3.11 and 3.12.

          (4) The Corporation shall satisfy its obligation hereunder to pay the aggregate principal amount payable to the Holders of Debentures on redemption or on the Maturity Date, as the case may be, in cash, instead of in Common Shares as provided in this section, to Holders of Debentures not residing in Canada, if any.

     3.10 Issue of Common Shares on Redemption of Debentures or Maturity Date

          (1) Subject to section 3.9(4), the redemption date or the Maturity Date, as the case may be, and if otherwise permitted to do so by law, the Corporation may issue that number of Common Shares determined under section 3.9, and, in such case, will deliver to the Trustee the following:

               (a) an Officer's Certificate certifying that no Event of Default hereunder has occurred and is continuing as at the redemption date or on the Maturity Date, as the case may be;


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                                                        20

               (b) an Officer's Certificate specifying the Current Market Price of the Common Shares on the redemption date or the Maturity Date, as the case may be;

               (c) an opinion of counsel that (i) all requirements imposed by this Indenture or by law in connection with the proposed issue of Common Shares have been complied with and such Common Shares may be freely traded, through persons registered as securities dealers if required under applicable laws, (ii) upon receipt by the Corporation of the consideration therefor the Common Shares to be so issued will be validly issued and will be outstanding as fully paid and non- assessable shares and (iii) if the Common Shares are listed on any stock exchange, such stock exchange has conditionally approved the listing of the Common Shares to be so issued and any conditions stipulated by such stock exchange to be fulfilled before the date such Common Shares are to be so issued, have been completely fulfilled; and

               (d) a Written Order of the Corporation authorizing and directing the Trustee to issue certificates for Common Shares representing the Common Shares issuable on the redemption date or the Maturity Date, as the case may be.

          (2) The Corporation will deliver to the Trustee the items referred to in paragraph 3.10(1)(b) and (d) not less than five days prior to the redemption date or the Maturity Date, as the case may be, or on such later date as may be acceptable to the Trustee.

          (3) If any registration or filing pursuant to any securities laws of Canada or any province thereof is required to ensure that any Common Shares issuable on the redemption date or the Maturity Date, as the case may be, are issued in compliance with all such laws or to ensure that any such Common Shares, once issued, may be freely traded, the Corporation covenants that it will take all such action as may be necessary to make or obtain such registration or filing, as the case may be, including making an application for discretionary relief, if advisable.

          (4) Subject to section 3.3, the issue by the Corporation of that number of Common Shares determined under section 3.9 to satisfy its obligation hereunder to pay the aggregate principal amount payable to the Holders of Debentures on the redemption date or on the Maturity Date, shall fully satisfy and discharge the obligation of the Corporation to pay the principal amount of such Debentures.

     3.11 General Requirements

          (1) The notice to the Holders of Debentures to be given by the Corporation pursuant to section 3.9 must:

               (a) state that the Corporation has exercised its option to pay the aggregate principal amount payable to the Holders of Debentures on the redemption date or the Maturity Date, as the case may be, by the issue of Common Shares to the Holders of Debentures;

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                                                        21


               (b) state that to receive a certificate for Common Shares on the redemption date or the Maturity Date, as the case may be, the Holders of Debentures must surrender their Debentures to the Trustee at its principal offices in the cities of Vancouver, Toronto or Montreal;

               (c) advise each Holder of Debentures that the Common Shares to be issued in respect of such Holder's Debenture will be registered in the name of the Holder unless the Trustee, or its agent, receives from such Holder, on or before the tenth Business Day prior to the redemption date or the Maturity Date, as the case may be, at its principal offices in the cities of Vancouver, Toronto or Montreal, written notice in form and execution satisfactory to the Trustee directing the Corporation to register such Common Shares in the name or names of another Person or Persons and stating the name or names (with addresses) of such Person or Persons and, unless such Holder presents and surrenders such Holder's Debenture either with the transfer form appearing on or appended to such Debenture properly completed or together with any other written transfer in a form satisfactory to the Trustee (in either case duly executed by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee), to transfer such Holder's Debenture or the Common Shares to be issued in respect of such Holder's Debenture to such Person or Persons, accompanied by payment to the Trustee of any stamp tax, security transfer tax or other governmental charge which may be payable by reason thereof; and

               (d) advise each Holder that such Holder may, on or after the redemption date or the Maturity Date, as the case may be, and on proof of identity satisfactory to the Trustee, upon presentation and surrender of such Holder's Debenture, take personal delivery of the share certificates representing that Holder's Common Shares so issued, at the principal offices of the Trustee in the cities of Vancouver, Toronto or Montreal, if the Trustee receives from such Holder at one of such principal offices, in addition to any other notice or delivery required by this subsection and on or before the tenth Business Day prior to the redemption date or the Maturity Date, as the case may be, written notice in form and execution satisfactory to the Trustee, stating that such Holder wishes to take personal delivery of such Common Shares, and specifying the principal office of the Trustee at which such delivery is to be made.

          (2) On the redemption date or the Maturity Date, as the case may be, the Corporation will:

               (a) cause to be sent to each Holder in respect of which Debentures have been surrendered in accordance with the requirements of the notice given pursuant to subsection 3.11(1), at the address of the Holder as shown on the records of the Corporation, by prepaid ordinary insured mail (or in the event of mail service interruption by such other means as the Trustee and the Corporation will

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                                                        22

                    determine to be appropriate), share certificates for Common Shares issued pursuant to section 3.10 in the name of such Holder or, if the Trustee has received the written notice and other documents and any payment contemplated by paragraph 3.11(1)(c), in the name of such other Person or Persons as are identified in such written notice; or

               (b) make available for personal delivery, on proof of identity satisfactory to the Trustee, to each Holder who has delivered a notice to the Trustee in accordance with paragraph 3.11(1)(d), share certificates for Common Shares issued pursuant to section 3.10 to such Holder in respect of which Debentures have been surrendered in accordance with the requirements of the notice given pursuant to subsection 3.11(1).

          (3) On or after the redemption date or the Maturity Date, as the case may be, the Corporation will deliver share certificates representing the Common Shares issued pursuant to section 3.10 to any other registered holder thereof, upon presentation and surrender of the Debentures in respect of which such Common Shares were issued.

          (4) Each share certificate delivered pursuant to this section 3.11 will be for that number of Common Shares that is the Holder's proportionate share of the number of Common Shares determined in accordance with section 3.9.

          (5) Interest accrued and unpaid on the Debentures on the redemption date or the Maturity Date, as the case may be, will be paid to the Holders of Debentures in the manner contemplated in sections
               2.10 or 2.11.

          (6) If the Holder of any Debentures, in respect of which the Corporation has elected pursuant to section 3.9 to satisfy its obligation to pay the aggregate principal amount of such Debentures by the issue of Common Shares, shall fail to surrender any of such Debentures or shall not accept delivery of certificates representing the Common Shares issuable to such Holder, such Debentures shall, subject to section 3.3, after the redemption date or the Maturity Date, as the case may be, not be considered as outstanding hereunder, and the Debentureholder shall have no right in respect thereof except to receive certificates representing the Common Shares issuable to such Holder upon surrender of such Debentures.

     3.12 No Requirement to Issue Fractional Shares

         The Corporation shall not be required to issue fractional Common Shares upon the issue of Common Shares pursuant to section 3.10. If any fractional interest in a Common Share would, except for the provisions of this section, be deliverable upon the issue of any Common Shares pursuant to section 3.10, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the registered holder of such Shares an amount in lawful money of Canada equal (computed to the nearest cent) to an identical fraction of the Current Market Price of the Common Shares on the redemption date or the Maturity Date, as the case may be.


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                                                    23

     3.13 Purchase of Debentures

          (1) The Corporation may purchase all at any time or any from time to time of the Debentures in the open market, by pro rata offer or invitation for tenders made to all of the Debentureholders, or otherwise; provided that the price at which the Corporation may purchase the Debentures shall not, except in the case of a purchase in the open market or a pro rata offer or invitation to tender made to Holders of all Debentures then outstanding, exceed the principal amount of the Debentures so purchased plus accrued and unpaid interest thereon to the date of purchase plus costs of purchase.

          (2) If upon an invitation for tenders more Debentures are tendered than the Corporation is prepared to accept at the lowest price that the Corporation is prepared to accept, the Debentures to be purchased by the Corporation will be selected by the Trustee by lot, or in such other manner as the Trustee, in its discretion, may consider equitable, from the Debentures tendered by each tendering Debentureholder who tendered at such lowest price. For the purpose of such selection, the Trustee may make, and from time to time amend or vary, regulations with respect to the manner in which such Debentures may be so selected and regulations so made shall be valid and binding upon all Holders of Debentures notwithstanding the fact that, as a result thereof, one or more of such Debentures become subject to purchase in part only.

          (3)  The  Corporation  may not exercise the right  referred to in this section if an Event of Default hereunder has occurred and is continuing at the date of purchase.

          3.14 Cancellation of Debentures - All Debentures redeemed and all Debentures purchased under this Article 3 shall forthwith be delivered to the Trustee and shall be cancelled by it and no Debentures shall be issued in substitution therefor.

          3.15 U.S. Legend - The Trustee understands and acknowledges that the Common Shares have not been and will not be registered under the U.S. Securities Act. Each Common Share certificate originally issued in the United States or to a U.S. Person, and each Common Share Certificate issued in exchange therefor or in substitution thereof shall bear the following legend:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER,
         (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND THE COMPLIANCE WITH APPLICABLE STATE
         SECURITIES LAWS OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO

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                                                        24

         THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

provided, however, that if the Common Shares are being sold under paragraph (B) above, the legend may be removed by providing a declaration to the Trustee as transfer agent for the securities to the following effect:

         The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (B) certifies that (1) it is not an affiliate (as defined in Rule 405 under the U.S. Securities Act) of
         Dakota Mining Corporation, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange or the Alberta Stock Exchange and neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.


                                    ARTICLE 4
                                   CONVERSION

     4.1 Conversion Privilege - Subject to and upon compliance with the provisions of this Article 4, the Holder of each Debenture shall have the right, at his option, at any time up to and including the close of business on the last Business Day immediately preceding the Maturity Date, or if such Debenture shall have been called for

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                                                        25

         redemption prior to such date, then up to, but not after, the close of business on the last Business Day immediately preceding the date fixed for redemption (such time and date being referred to as the "Time of Expiry"), to convert such Debenture or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 into fully paid and non-assessable Common Shares at the conversion price in effect on the date hereof of $2.00 (the "Conversion Price") per Common Share, being a rate of 500 Common Shares for each $1,000 principal amount of Debentures, subject to adjustment as set forth in sections
         4.3 and 4.4.

     4.2  Manner of Exercise of Right to Convert

          (1) The Holder of a Debenture wishing to convert such Debenture in whole or in part into Common Shares shall surrender such Debenture, prior to the Time of Expiry, to the Trustee, at its principal offices in any of the cities of Vancouver, Toronto or Montreal with the conversion form appearing thereon or appended thereto, in either case duly executed by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee, irrevocably exercising his right to convert such Debenture in accordance with the provisions of this Article 4. Thereupon, subject to subsection 4.3(8), such Debentureholder or, subject to compliance with all reasonable requirements of the Trustee (including, if required by the Trustee, execution and delivery to the Trustee of a form of transfer satisfactory to the Trustee duly executed by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee, to transfer such Holder's Debenture or the Common Shares to be issued on conversion of such Holder's Debenture and payment of all applicable stamp taxes, security transfer taxes or other governmental charges), his nominee or assignee, shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in subsection 4.2(2)) as the holder of the number of Common Shares into which such Debenture is convertible in accordance with the provisions hereof and, as soon as practicable thereafter, the Corporation shall deliver to such Debentureholder or, subject as aforesaid, his nominee or assignee, a certificate for such Common Shares and, if applicable, a cheque for any amount payable under section 4.5.

          (2) For the purposes hereof, a Debenture shall be deemed to be surrendered for conversion on the date (the "Date of Conversion") on which it is so surrendered in accordance with the provisions hereof and, in the case of a Debenture so surrendered by mail or other means of delivery, on the date on which it is received by the Trustee at one of its offices specified in subsection 4.2(1), provided that if a Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, the Person entitled to receive Common Shares shall become the holder of record of such Common Shares as at the date on which such register is next reopened but such Common Shares will be issued on the basis of the number of Common Shares to which such person or persons were entitled on the Date of Conversion and provided that if a Debenture is surrendered for conversion on any interest payment date or the day of selection by the Trustee of any Debentures for redemption, or in either case during the ten preceding Business Days, such Debenture shall be deemed to be

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                                                        26

               surrendered for conversion on the Business Day immediately following such interest payment date or date on which Debentures are selected for redemption.

          (3) Any part, being $1,000 or an integral multiple thereof, of a Debenture of a denomination in excess of $1,000 may be converted as provided herein and all references in this Indenture to conversion of Debentures shall be deemed to include conversion of such parts. The Holder of any Debenture of which part only is converted shall, upon the exercise of his right of conversion, surrender such Debenture to the Trustee, and the Trustee shall cancel the same and shall, without charge, forthwith certify and deliver to the Holder a new Debenture or Debentures in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered.

          (4)  The  Holder  of  a  Debenture   surrendered   for  conversion  in
               accordance with this section 4.2 shall be entitled to receive accrued and unpaid interest in respect thereof only for the period up to the interest payment date, if any, which falls on the Date of Conversion or, if the Date of Conversion is not an interest payment date, for the period up to the interest payment date immediately preceding the Date of Conversion; and there shall be no payment or adjustment by the Corporation on account of any interest accrued or accruing on such Debenture from the date of the latest interest payment date. The Common Shares issued upon conversion shall rank and bear entitlement only in respect of dividends declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as such Holder shall become the holder of record of such Common Shares pursuant to subsection 4.2(2), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

     4.3  Adjustment of Conversion Price

          (1) The Conversion Price will be subject to adjustment from time to time in the events and in the manner provided as follows.

          (2) Upon the Trustee receiving a Notice of Non-Qualification, then the Conversion Price will immediately be adjusted to equal $1.82, being a rate of 550 Common Shares for each $1,000 principal amount of Debentures.

          (3) If and whenever, at any time after the date hereof and prior to the Time of Expiry, the Corporation:

               (a) issues Common Shares (or securities convertible into or exchangeable for Common Shares) to holders of Common Shares as or by way of a stock dividend or other distribution (other than Dividends Paid in the Ordinary Course or dividends pursuant to any dividend reinvestment plan in force from time to time or by way of dividends to holders of Common Shares where such holders may elect to receive such dividends in the form of Common Shares (or securities convertible into or exchangeable for Common Shares) instead of by way of cash Dividends Paid in the Ordinary Course);


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                                                        27

               (b) makes a distribution to holders of Common Shares on its outstanding Common Shares payable in Common Shares (or securities convertible into or exchangeable for Common Shares) (other than Dividends Paid in the Ordinary Course);

               (c) subdivides its outstanding Common Shares into a greater number of Common Shares; or

               (d) consolidates its outstanding Common Shares into a smaller number of Common Shares, (any of such events in paragraphs
                    (a), (b), (c) and (d) herein referred to as a "Common Share Reorganization"), then the Conversion Price will be adjusted, effective immediately after the effective date or record date for the occurrence of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which will be the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which will be the number of Common Shares that are or would be outstanding immediately after such date after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common
                    Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).

          (4) If and whenever, at any time after the date hereof and prior to the Time of Expiry, the Corporation fixes a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the date of such issue (the "Rights Period"), to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share to the holder (or at a conversion or exchange price per share during the Rights Period to the holder in the case of securities convertible into or exchangeable for Common Shares) of less than 95% of the Current Market Price for the Common Shares on such record date, other than rights to receive dividends, in lieu of receiving cash Dividends Paid in the Ordinary Course, in Common Shares, or securities convertible into or exchangeable for Common Shares having a fair market value, as determined by the Directors at the time such dividend is declared, based upon the Current Market Price of the Common Shares at such time, that is substantially equivalent to the amount of such cash dividend (any of such events herein referred to as a "Rights Offering"), then the Conversion Price will be adjusted, effective immediately after the end of the Rights Period, to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

               (a)  the numerator of which will be the aggregate of:


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                                                        28

                    (i) the number of Common Shares outstanding as of the record date for the Rights Offering; and

                    (ii) a number  determined  by  dividing  (A)  either (I) the product of the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering and the price at which such Common Shares are offered, or, as the case may be, (II) the product of the exchange or conversion price of such securities exchangeable for or convertible into Common Shares and the number of Common Shares for or into which the securities so offered pursuant to the Rights Offering could have been exchanged or converted during the Rights Period, by (B) the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

               (b) the denominator of which will be the number of Common Shares outstanding, or the number of Common Shares which would be outstanding if all the exchangeable or convertible securities were exchanged for or converted into Common Shares during the Rights Period, after giving effect to the Rights Offering and including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering.

Any Debentureholder who has exercised the right to convert Common Shares in accordance with this Article 4 during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for the Rights Offering will, in addition to the Common Shares to which that holder would otherwise be entitled upon such conversion, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, between the Conversion Price in effect immediately prior to the end of such Rights Period and the Conversion Price, as adjusted for such Rights Offering pursuant to this subsection, is multiplied by the number of Common Shares received upon the conversion of the Debentures held by such Holder during such period, and the resulting product is divided by the Conversion Price as adjusted for such Rights Offering pursuant to this subsection; provided that the provisions of section 4.5 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled under the foregoing provisions of this subsection. Such additional Common Shares will be deemed to have been issued to the Debentureholder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within 15 Business Days following the end of the Rights Period. To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Conversion Price will be readjusted to the Conversion Price which would then be in effect based on the number of Common Shares (or the securities convertible into or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

          (5) If and whenever, at any time after the date hereof and prior to the Time of Expiry, the Corporation fixes a record date for the issue or the distribution to all or

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                                                        29

               substantially all the holders of Common Shares of (a) securities of the Corporation, including rights, options or warrants to acquire securities of the Corporation or any of its cash, property or assets and including evidences of indebtedness or (b) any cash, property or other assets, including evidences of indebtedness, and if such issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events herein referred to as a "Special Distribution"), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

                    (i)  the numerator of which will be:

                    (A) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

                    (B) the fair market value, as determined by the Directors (whose determination will be conclusive), to the holders of Common Shares of such securities, cash, property or other assets so issued or distributed in the Special Distribution; and

                    (ii) the  denominator  of which  will be the  product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date.

To the extent that any Special Distribution is not so made or to the extent that any such rights, options or warrants so issued or distributed are not exercised prior to the expiry thereof, the Conversion Price will be immediately readjusted, with retroactive effect to the record date, to the Conversion Price which would then be in effect based upon such securities or property or other assets as actually distributed.

          (6) If and whenever, at any time after the date hereof and prior to the Maturity Date, there is a reclassification of the Common Shares at any time outstanding or a change or exchange of the Common Shares into or for other shares or into or for other securities or any other capital reorganization (other than a Common Share Reorganization), or a consolidation, amalgamation, merger, arrangement or other form of business combination of the Corporation with or into any other company or other entity (other than a consolidation, amalgamation, merger, arrangement or business combination which does not result in any reclassification of the outstanding Common Shares or a change or exchange of the Common Shares into or for other shares or into or for other securities), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events herein referred to as a "Capital Reorganization"), any Holder of Debentures who exercises the right to convert Debentures into Common Shares pursuant to Debentures then held after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration, in lieu of the number of Common Shares to which such Holder was previously entitled upon

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                                                        30

               such conversion, the aggregate number of shares, other securities or other property (including cash) which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder had been the registered holder of the number of Common Shares to which such holder was previously entitled upon conversion. The Corporation will take all steps necessary to ensure that, on a Capital Reorganization, the Holders of Debentures will receive the aggregate number of shares, other securities or other property to which they are entitled as a result of the Capital Reorganization. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 4 with respect to the rights and interests thereafter of holders of Debentures, such that the provisions set forth in this Article 4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the conversion of any Debenture. Any such adjustment, subject to any approval required to be obtained from any stock exchange on which the Common Shares are listed, will be made by and set forth in an indenture supplemental hereto approved by action of the Directors and by the Trustee and entered into pursuant to the provisions of Article 13 and will for all purposes be conclusively deemed to be an appropriate adjustment.

          (7) If the purchase price provided for in any rights, options or warrants (the "Rights Offering Price") referred to in subsections 4.3(4) or (5) is decreased, the Conversion Price will forthwith be changed so as to decrease the Conversion Price to the Conversion Price that would have been obtained if the adjustment to the Conversion Price made under subsection 4.3(4) or (4), as the case may be, with respect to such rights, options or warrants had been made on the basis of the Rights Offering Price as so decreased, provided that the terms of this subsection will not apply to any decrease in the Rights Offering Price resulting from terms in any such rights, options or warrants designed to prevent dilution except to the extent that the resulting decrease in the Conversion Price under this subsection would be greater than the decrease, if any, in the Conversion Price to be made under the terms of this section by virtue of the occurrence of the event giving rise to such decrease in the Rights Offering Price.

          (8) In any case in which this section 4.3 shall require that an adjustment shall become effective on or immediately after a record date for or effective date of an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Debenture converted after such record date or effective date and before the occurrence of such event the additional Common Shares issuable upon such conversion or the additional securities or property to which such Holder is entitled by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such additional Common Shares, securities or property upon the occurrence of such event and the right to receive any distributions made on such additional Common Shares, securities or property on and after the Date of Conversion or such later date on which such Holder would, but for the provisions of this subsection (8), have become the holder of record of such additional Common Shares, securities or property pursuant to subsection 4.2(2).


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                                                        31

          4.4  Adjustment of Conversion Price for Take Over Bid

               (1) If and whenever at any time on or before February 5, 2000, there is a take-over bid for consideration per Common Share equal to or greater than $1.80 (adjusted appropriately to give effect to any subdivisions, redivisions, reductions, combinations or consolidations), then the Conversion Price will be adjusted effective upon the last Common Share tendered to the take-over bid having been taken up to be the aggregate of (i) $1.80 (adjusted as aforesaid); and (ii) the interest paid plus the interest accrued and unpaid on each Debenture in the principal amount of $1,000 divided by either (A) a factor of 500 (as such number may be adjusted in accordance with the provisions hereof), or (B) in the case where the Qualification Date has not occurred on or before the Qualification Deadline, a factor of 550 (as such number may be adjusted in accordance with the provisions hereof), in either case subject to a maximum Conversion Price of $2.00.

               (2) For the purposes of subsection 4.4(1), the term "take-over bid" means an offer to acquire outstanding Common Shares made to a Person where the shares subject to the offer to acquire, together with the offeror's shares, constitute in the aggregate 20% or more of the outstanding Common Shares on the date of the offer to acquire.

          4.5  Rules Regarding Calculation of Adjustment of Conversion Price

               For the purposes of sections 4.3 and 4.4:

               (1) The adjustments provided for in sections 4.3 and 4.4 are cumulative and will be computed to the nearest one-tenth of one cent and will be made successively (without duplication) whenever an event referred to therein occurs, subject to the following subsections of this section.

               (2) No adjustment in the Conversion Price will be required unless such adjustment would result in a cumulative change of at least 1% in the prevailing Conversion Price; provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

               (3) No adjustment in the Conversion Price will be required upon the Shares pursuant to the exercise from time to time of options under any stock option plan adopted by the Corporation from time to time.

               (4) No adjustment in the Conversion Price will be made in respect of any event described in section 4.3, other than the events referred to in paragraphs 4.3(3)(c) and (d), if Debentureholders are entitled to participate in such event on the same terms, mutatis mutandis, as if they had converted their Debentures prior to or on the effective date or record date of such event. Any such participation will be subject to the prior consent of each stock exchange on which the Common Shares are listed.


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                                                        32

               (5) If at any time a dispute arises with respect to adjustments provided for in section 4.3, such dispute will be conclusively determined by the Corporation's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the Directors and approved by the Trustee and any such determination will be binding upon the Corporation, the Trustee, the Debentureholders and shareholders of the Corporation; such auditors or accountants will be given access to all necessary records of the Corporation. If any such determination is made, the Corporation will deliver a Certificate of the Corporation to the Trustee describing such determination.

               (6) If the Corporation sets a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, legally abandons its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Conversion Price shall be made.

               (7) In the absence of a resolution of the Directors fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

               (8) For greater certainty, Debentureholders shall have no right to convert Debentures into any security other than Common Shares unless an appropriate adjustment is made by and set forth in an indenture supplemental hereto.

          4.6 No Requirement to Issue Fractional Shares - The Corporation shall not be required to issue fractional Common Shares upon the conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same Holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures to be converted. If any fractional interest in a Common Share would, except for the provisions of this section, be deliverable upon the conversion of any principal amount of Debentures, the Corporation shall, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder of such surrendered Debentures an amount in lawful money of Canada equal (computed to the nearest cent) to the appropriate fraction of the Conversion Price then in effect.

          4.7 Corporation to Reserve Shares - The Corporation covenants that it will at all times reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issue upon conversion of Debentures as provided herein, and conditionally allot to Holders of Debentures who may exercise their conversion rights hereunder, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Debentures (taking into account the provisions of subsection 4.3(2)) and that all such Common Shares shall be listed for trading upon their issuance on each stock exchange on which the Common Shares are then listed for trading. All Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.


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                                                        33

          4.8 Corporation to Qualify Shares - If at any time any registration or filing pursuant to any securities laws of Canada or any province thereof is required to ensure that any Common Shares issuable upon the conversion of the Debentures are issued in compliance with all such laws or to ensure that any such Common Shares, once issued, are not subject to any restriction as to the resale thereof, the Corporation covenants that it will take all such action as may be necessary to make or obtain such registration or filing, as the case may be.

          4.9 Taxes and Charges on Conversion - The Corporation will from time to time promptly pay or make provision satisfactory to the Trustee for the payment of all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax or security transfer tax, if any) which shall be payable with respect to the issuance or delivery of Common Shares to the Holders of Debentures upon the exercise of their right of conversion pursuant to the terms of the Debentures and of this Indenture.

          4.10 Cancellation of Converted Debentures - All Debentures converted in whole or in part shall be forthwith delivered to and cancelled by the Trustee and, subject to subsection 4.2(3), no Debenture shall be issued in substitution therefor.

          4.11 Certificate as to Adjustment - The Corporation shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in sections
               4.3 and 4.4, deliver a Certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such Certificate of the Corporation and the amount of the adjustment specified therein shall, subject to the provisions of subsections 4.3(5), 4.3(8) and 4.5(5), be conclusive and binding on all interested parties. Except in respect of any subdivision, revision, reduction, combination or consolidation of the Common Shares, the Corporation shall forthwith give notice to the Debentureholders specifying the event requiring such adjustment or readjustment and the amount thereof, including the resulting Conversion Price; provided that if the Corporation has given notice under section 4.12, covering all the relevant facts in respect of such event, no such notice need be given under this section 4.11.

          4.12 Notice of Special Matters - The Corporation covenants that, so long as any Debentures remain outstanding, it will, whenever practicable, give notice to the Trustee and to the Debentureholders of its intention to fix a record date for any event referred to in subsections 4.3(3), (4) or (5) (other than the subdivision, redivision, reduction, combination or consolidation of Common Shares) or for a cash dividend (other than a Dividend Paid in the Ordinary Course) which may give rise to an adjustment in the Conversion Price, and such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to the applicable record date.


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                                                        34

          4.13 Notice of Expiry of Conversion Right - The Corporation covenants that, so long as any Debentures remain outstanding, it will give notice to the Trustee and the Debentureholders in the manner provided in Article 11, not less than 21 days prior to the Time of Expiry, of the expiry of the right of the Holders of the Debentures to convert their Debentures.

          4.14 Revival of Right to Convert - If the Corporation shall fail to redeem any Debenture which has been called for redemption upon due surrender of such Debenture, any right to convert such Debenture as provided in this Article 4 shall revive and continue as if such Debenture had not been called for redemption.

          4.15 Protection of Trustee - Subject to section 12.3 and 12.4, the Trustee shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment in the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same; and shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or other property which may at any time be issued or delivered upon the conversion of any Debenture; and shall not be responsible for any failure of the Corporation to make any cash payment, or to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Debenture for the purpose of conversion, or to comply with any of the covenants contained in this Article 4.


                                    ARTICLE 5
                           SUBORDINATION OF DEBENTURES

          5.1  Agreement to Subordinate

               (1) The Corporation covenants and agrees, and each Holder of a Debenture, by his acceptance thereof, likewise agrees, that the payment of the principal of and interest on the Debentures is hereby expressly subordinated, subject and junior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Liabilities.

               (2) Nothing contained in this Article 5 is intended to or shall restrict the Corporation from incurring additional indebtedness or from mortgaging, pledging or otherwise charging its undertaking, property or assets to secure any indebtedness or liability.

          5.2  Distribution on Insolvency or Winding-up

               (1) Upon any dissolution, winding-up, liquidation, reorganization or other similar proceedings relative to the Corporation or its property or assets, resulting from bankruptcy, insolvency, involuntary reorganization or receivership proceedings or upon an assignment for the benefit of creditors or other marshalling of the assets and liabilities of the Corporation for the benefit of creditors,


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                                                        35

                    (a) the holders of all Senior Liabilities will first be entitled to receive payment in full of the principal thereof, premium, if any, and interest due thereon, before the Debentureholders are entitled to receive any payment on account of the principal of, premium, if any, or interest on the Debentures;

                    (b) any payment by, or distribution of assets of, the Corporation of any kind or character, whether in cash, property or securities (other than securities ("Excluded Securities") of the Corporation or any other corporation provided for by a plan of reorganization or arrangement the payment of which is subordinate, at least to the extent provided in this Article 5 with respect to the Debentures, to the payment of all Senior Liabilities, provided that (i) the Senior Liabilities are assumed by the new corporation, if any, resulting from such reorganization or arrangement and (ii) the rights of the holders of Senior Liabilities are not altered adversely by such reorganization or arrangement), to which the Debentureholders or the Trustee would be entitled except for the provisions of this Article 5, will be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver, a receiver- manager, an assignee for benefit of creditors, a liquidator or otherwise, directly to the holders of Senior Liabilities or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Liabilities may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Liabilities held or represented by each, to the extent necessary to make payment in full of all Senior Liabilities remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Liabilities;

                    (c) subject to section 5.6, if, notwithstanding the foregoing, any payment by, or distribution of assets of, the Corporation of any kind or character, whether in cash, property or securities (other than Excluded Securities), is received by the Trustee or the Debentureholders before all Senior Liabilities are paid in full, such payment or distribution, unless received by the Trustee or the Debentureholders prior to the commencement of an event resulting in a payment or distribution as contemplated in this section and held under sections 2.10(1), 3.6, 3.7, 3.11(6), 7.7, 7.8,
                         8.2 or 12.8, will be held in trust for the benefit of, and will be paid over to the holders of such Senior Liabilities or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Liabilities may have been issued, ratably as aforesaid, for application to the payment of all Senior Liabilities remaining unpaid until such Senior Liabilities have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Liabilities;

                    (d) each holder of Debentures, by his acceptance thereof, authorizes the Trustee to take such steps as may be necessary or appropriate to entitle the holder or holders of Senior Liabilities to receive payment or distribution from the trustee

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                                                        36

                    in bankruptcy, receiver, receiver-manager, assignee for benefit of creditors, or other liquidating agent making such payment or distribution, all to the extent necessary to provide for payment of all Senior Liabilities in full, in money or money's worth, in priority to any payment of the indebtedness represented by the Debentures as hereinabove provided; and

                    (e) whenever the Senior Liabilities shall have been paid in full, in money or money's worth, the holders of Debentures shall be entitled to receive payment or distribution from the trustee in bankruptcy, receiver, receiver-manager, assignee for the benefit of the creditors, or other liquidating agent making such payment or distribution, and further assets available for purposes of such payment or distribution.

               (2) Upon any payment or distribution of assets of the Corporation referred to in this Article 5, the Trustee and the holders of the Debentures shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, receiver-manager, assignee for benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the holders of Debentures, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Liabilities and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 5. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Liabilities and neither the Trustee nor any Holders of Debentures shall be liable to any such holders if the Trustee shall mistakenly pay over or distribute to Holders of Debentures or the Corporation or any other person, moneys or assets to which any holders of Senior Liabilities shall be entitled by virtue of Article 5 of this Indenture or otherwise.

          5.3 Subrogation of Debentures - Subject to the payment in full of all Senior Liabilities, the Debentureholders shall be subrogated to the rights of the holders of Senior Liabilities to receive payments and distributions of assets of the Corporation in respect of and on account of Senior Liabilities, to the extent of the application thereto of moneys or other assets which would have been received by the Debentureholders but for the provisions of this Article 5, until the principal of and interest on the Debentures shall be paid in full. No payment or distribution of assets of the Corporation to the Debentureholders which would be payable or distributable to the holders of Senior Liabilities pursuant to this Article 5 shall, as between the Corporation, its creditors (other than the holders of Senior Liabilities) and the Debentureholders, be deemed to be a payment by the Corporation to or on account of the Debentureholders, it being understood that the provisions of this Article 5 are, and are intended, solely for the purpose of defining the relative rights of the Debentureholders, on the one hand, and the holders of the Senior Liabilities, on the other hand. Nothing contained in this Article 5 or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Corporation and its creditors (other than the holders of Senior Liabilities and the
               Debentureholders), the obligation of the Corporation, which is unconditional and absolute, to pay to the Debentureholders the principal of and interest on the Debentures as and when the same shall become due and payable in accordance with their terms,

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                                                        37

               or to affect the relative rights of the Debentureholders and creditors of the Corporation other than the holders of the Senior Liabilities, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 5, of the holders of Senior Liabilities upon the exercise of any such remedy.

          5.4 No Payment to Debentureholders if Event of Default under the Senior Liabilities

               (1) Nothing contained in this Article 5 or elsewhere in this Indenture, or in any of the Debentures, shall affect the obligation of the Corporation to make, or prevent the Corporation from making, any payment of principal of or interest on the Debentures, except that the Corporation shall not, until any payment contemplated pursuant to section 5.2 has been made (but may do so thereafter, or if no payment is required thereunder), make any such payment, other than as contemplated by section 5.2 hereof:

                    (a) at any time during the pendency of any dissolution, winding-up or liquidation of the Corporation or reorganization or other similar proceedings specified in section 5.2 affecting the affairs of the Corporation; or

                    (b) if such payment would be prohibited under subsection 5.4(2); provided that no such dissolution, winding-up or liquidation or reorganization or other similar proceedings nor any event of default referred to in subsection 5.4(2) shall prevent any payment being made by the Corporation or the Trustee in connection with the redemption of Debentures with respect to which notice of redemption shall have been given prior to the commencement of such dissolution, winding-up or liquidation or reorganization or other similar proceedings or the occurrence of such event of default or in connection with any tenders made pursuant to any call for tenders for purchase by the Corporation of Debentures where such call shall have been made prior to the commencement of such dissolution, winding-up or liquidation or reorganization or other similar proceedings or the occurrence of such event of default. The fact that any such payment is prohibited by this section 5.4 shall not prevent the failure to make such payment from being an Event of Default hereunder.

               (2) Except as hereinafter otherwise provided in subsections 5.4(3) and (4) and section 5.6, the Corporation shall not make any payment, and the Trustee shall not be entitled to demand, institute proceedings for the collection of, or receive any payment or benefit (including without limitation by compensation, set-off, combination of accounts or realization of security or otherwise in any manner whatsoever) on account of indebtedness represented by the
                    Debentures (i) in a manner inconsistent with the terms (as they exist on the date hereof) of this Indenture or of the Debentures, or (ii) at any time when an event of default, as defined in any Senior Liabilities or any instrument evidencing the same and permitting the holders thereof to accelerate the maturity thereof, has occurred and is continuing and notice of such event of default has been given by or on behalf of the holders of Senior Liabilities to the Corporation and the Trustee, in each case unless and until the Senior Liabilities have been

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                                                        38

                    paid and satisfied in full or unless and until such event of default shall have been cured or waived or shall have ceased to exist.

               (3) Nothing contained in this Article 5 or elsewhere in this Indenture, or in any of the Debentures shall be construed so as to prevent the Trustee from receiving, retaining and making any payments on account of Debentures which are made
                    (i) in a manner that is consistent with the terms of this Indenture or of the Debentures and (ii) at any time when no event of default, as defined in any Senior Liabilities or the instrument creating the same and permitting the holders thereof to accelerate the maturity thereof, has occurred and is continuing in respect of which notice has been given by or on behalf of the holders of Senior Liabilities to the Corporation and the Trustee.

               (4) Nothing contained in this Article 5 or elsewhere in this Indenture or in any of the Debentures shall be construed so as to prevent the payment or distribution of Excluded
                    Securities to the Debentureholders or the payments or distributions contemplated by paragraph 5.2(1)(c) to be made to the Debentureholders.

               5.5  Authorization  of  Debentureholders  to  Trustee  to  Effect
                    Subordination - Each Holder of a Debenture, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination provided for in this
                    Article 5 and appoints the Trustee his attorney-in-fact for any and all such purposes. Upon request of the Corporation, and upon being furnished with a Certificate of the Corporation stating that one or more named persons are holders of Senior Liabilities, or the representative or representatives of such holders, or the trustee or trustees under which any instruments evidencing such Senior Liabilities may have been issued, and specifying the amount and nature of such Senior Liabilities, the Trustee shall enter into a written agreement or agreements with the Corporation and the person or persons named in such Certificate of the Corporation, providing that such person or persons are entitled to all the rights and benefits of this Article 5 as the holder or holders, representative or representatives, or trustee or trustees of the Senior Liabilities specified in such Certificate of the Corporation and in such agreement. Such agreement shall be conclusive evidence that the indebtedness specified therein is Senior Liabilities. Nothing herein shall impair the rights of any holder of Senior Indebtedness who has not entered into such an agreement.

               5.6 Knowledge of Trustee - Notwithstanding the provisions of this Article 5 or any provisions of this Indenture or of the Debentures, the Trustee shall not be charged with knowledge of the existence of any Senior Liabilities or of any default in the payment thereof or occurrence of an event of default in respect thereof or of the terms of any instrument evidencing Senior Liabilities, and the Trustee shall be entitled to assume that no such event of default has occurred or that no such facts exist, unless and until the Trustee shall have received written notice thereof from the Corporation or from the holder of any Senior Liabilities or from the representative of any such holder, and, with respect to any money which may at any time be received by the Trustee in trust pursuant to any provision of this Indenture, unless and until such written notice has been received, nothing in this Indenture shall prevent the Trustee from applying such money to the purposes for which the same was so received,

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                                                        39

                    notwithstanding   the  occurrence  or  continuance  of  such
                    default or the existence of such facts with respect to such Senior Liabilities.

               5.7 Trustee May Hold Senior Liabilities - The Trustee is entitled to all the rights set forth in this Article 5 with respect to any Senior Liabilities at the time held by it, to the same extent as any other holder of Senior Liabilities, and nothing in this Indenture deprives the Trustee of any of its rights as such holder.

               5.8 Rights of Holders of Senior Liabilities Not Impaired - No right of any present or future holder of any Senior Liabilities to enforce the subordination herein will at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any non-compliance by the Corporation with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

               5.9 Altering the Senior Liabilities - The holders of the Senior Liabilities have the right to extend, renew, modify or amend the terms of the Senior Liabilities or any security therefor and to release, sell or exchange such security and otherwise to deal freely with the Corporation, all without notice to or consent of the Debentureholders and without affecting the liabilities and obligations of the parties to this Indenture or the Debentureholders.


                                    ARTICLE 6
                          COVENANTS OF THE CORPORATION

               6.1  General Covenants

          The Corporation covenants with the Trustee for the benefit of the Trustee and the Debentureholders as follows:

               (1) the Corporation will duly and punctually pay or cause to be paid to every Debentureholder the principal of and interest accrued on the Debentures of which he is the Holder (including, in the case of default, interest on the amount in default) on the dates, at the places, in the currency, and in the manner mentioned herein and in the Debentures;

               (2) except as herein otherwise expressly provided, the Corporation will at all times maintain its corporate existence and at all reasonable times it will furnish or cause to be furnished to the Trustee or its duly authorized agent or attorney such information relating to its business as the Trustee may reasonably require and such books of account of the Corporation as the Trustee may reasonably request shall at all reasonable times be open for inspection by the Trustee or such agent or attorney;

               (3) the Corporation will furnish to the Trustee a copy of all financial statements, whether annual or interim, of the Corporation and the report, if any, of the

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                                                        40

                    Corporation's auditors thereon and of all annual and other periodic reports of the Corporation furnished to its shareholders at the same time as they are furnished to such shareholders, and the Trustee shall have no obligation to review or analyse such statements; and

               (4) the Corporation will duly and punctually perform and carry out all of the acts or things to be done by it as provided in this Indenture.

          6.2  Not to Extend Time for Payment of Interest or Principal

               (1) The Corporation covenants that, in order to prevent any accumulation after maturity of unpaid interest or of unpaid Debentures, the Corporation will not directly or indirectly extend or assent to the extension of time for payment of any interest upon any Debentures or of any principal payable in respect of any Debentures and that it will not directly or indirectly be or become a party to or approve any such arrangement by purchasing or funding any interest on the Debentures or any principal thereof or in any other manner.

               (2) If the time for the payment of any interest or principal shall be so extended, whether or not such extension is by or with the consent of the Corporation, notwithstanding anything herein or in the Debentures contained, such interest or principal shall not be entitled, in case of default hereunder, to the benefit of this Indenture except subject to the prior payment in full of the principal of all the Debentures then outstanding and of all matured interest on such Debentures the payment of which has not been so extended.

          6.3 To Provide Annual Certificate of Compliance - The Corporation covenants that, on or before February 4, 1998 and on or before February 4 in each subsequent year and at any other time if requested by the Trustee, the Corporation will furnish to the Trustee a Certificate of the Corporation stating:

               (1) that the Corporation has complied with all covenants, conditions and other requirements contained in this Indenture, non-compliance with which would, with the giving of notice or the lapse of time or both, constitute an Event of Default hereunder or, if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance and the action, if any, the Corporation proposes to take with respect thereto; and

               (2) the Conversion Price then in effect, and, if there has been any event within the 12 months prior to the date of such Certificate which requires an adjustment or readjustment of the Conversion Price as provided in sections 4.3 and 4.4 and in respect of which a Certificate of the Corporation has not been delivered as provided in section 4.10, specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts on which the calculation is based.


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                                                        41

          6.4  To Pay Trustee's Remuneration

               (1) The Corporation covenants that it will pay to the Trustee reasonable remuneration for its services as Trustee and will pay all costs, charges and expenses (including reasonable fees and disbursements of its counsel and all other advisors not regularly in its employ) properly incurred by the Trustee in connection herewith, on demand by the Trustee, and also (in addition to any right of indemnity given to the Trustee by law) will at all times keep indemnified the Trustee against all liabilities, losses, damages, actions, proceedings, costs, claims, expenses and demands in respect of any matter or thing done or omitted by the Trustee (other than through negligence of the Trustee) in any way relating to this Indenture.

               (2) Any amount due under this section 6.4 and unpaid 30 days after demand for such payment shall bear interest from the expiration of such 30 day period at a rate per annum equal to the prime rate designated from time to time by Canadian Imperial Bank of Commerce as its prime rate for commercial loans in Canadian funds at Vancouver. After default all amounts so payable and the interest thereon shall be payable out of any funds coming into possession of the Trustee in priority to any payment of the principal of and interest on the Debentures.

          6.5 Trustee may Perform Covenants - If the Corporation shall fail to perform any of its covenants contained herein, the Trustee may in its discretion, but (subject to section 7.2) need not, notify the Debentureholders of such failure or may itself perform any of such covenants capable of being performed by it and, if any such covenant requires the payment of money, it may make such payment with its own funds, or with money borrowed by it for such purpose, but shall be under no obligation to do so; and all sums so paid shall be payable by the Corporation in accordance with the provisions of section 6.4. No such performance by the Trustee of any covenant contained herein or payment by the Corporation of any sums advanced or borrowed by the Trustee pursuant to the foregoing provisions shall be deemed to relieve the Corporation from any default hereunder.


                                    ARTICLE 7
                             DEFAULT AND ENFORCEMENT

          7.1 Events of Default - Each of the following events is hereinafter sometimes referred to ----------------- as an "Event of Default":

               (1) if the Corporation makes default in payment of the principal of any Debenture when the same becomes due under any provision hereof or of such Debenture; or

               (2) if the Corporation makes default in payment of any interest due on any Debenture and such default shall have continued for a period of 30 days; or

               (3) if a decree or order of a court having jurisdiction in the premises is entered adjudging the Corporation a bankrupt or insolvent under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or

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                                                        42

                    process of execution against, or against any substantial part of, the property of the Corporation, or appointing a receiver of the Corporation or any substantial part of its property, or ordering the winding-up or liquidation of its affairs unless the Corporation actively and diligently contests in good faith such decree or order and has such decree or order stayed on or before 60 days after the issue of such decree or order by a court; or

               (4) if an order is made or a resolution is passed for the winding-up or liquidation of the Corporation except in the course of carrying out or pursuant to a transaction in respect of which the conditions of section 9.1 are duly observed and performed or if the Corporation institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any petition therefor or to the appointment of a receiver of the Corporation or any substantial part of its property, or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes; or

               (5) if an encumbrancer takes possession of all or substantially all of the property of the Corporation and such taking of possession shall have continued for a period of 60 days, or if any process of execution is levied or enforced upon or against all or substantially all of the property of the Corporation and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Corporation actively and diligently contests in good faith such process, but in that event the Corporation shall, if the Trustee so requires, give security which, in the discretion of the Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid; or

               (6) if the Corporation makes default in observing or performing any other covenant or condition of this Indenture on its part to be observed or performed and if such default continues for a period of 60 days after notice in writing has been given to the Corporation by the Trustee specifying such default and requiring the Corporation to rectify the same, unless the Trustee (having regard to the subject matter of the default) shall have agreed to a longer period and, in such event, for the period agreed to by the Trustee.

          7.2  Notice of Events of Default

               (1) If an Event of Default shall occur and is continuing the Trustee shall, within 30 days after it becomes aware of the occurrence of such Event of Default, give notice thereof to the Debentureholders, provided that, notwithstanding the foregoing, the Trustee shall not be required to give such notice if the Trustee in good faith shall have decided that the withholding of such notice is in the best interests of the Debentureholders and shall have so advised the Corporation in writing.

               (2) Where notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing

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                                                        43

                    shall be given by the Trustee to the Debentureholders within 15 days after the Trustee becomes aware that the Event of Default has been cured.

          7.3 Acceleration on Default - If any Event of Default has occurred and is continuing, the Trustee may in its discretion, and shall upon receipt, of a Debentureholders' Request, subject to section 7.4, by notice in writing to the Corporation declare the principal of and interest on the Debentures then outstanding and any other moneys payable hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Trustee, notwithstanding anything contained therein or herein to the contrary, and the Corporation shall pay forthwith to the Trustee for the benefit of the Debentureholders the principal of and accrued and unpaid interest (including interest on amounts in default) on such Debentures and all other moneys payable hereunder, together with subsequent interest thereon at the rate borne by the Debentures from the date of such declaration until payment is received by the Trustee. Such payment when made shall be deemed to have been made in discharge of the Corporation's obligations hereunder and any moneys so received by the Trustee shall be applied as provided in section 7.7.

          7.4  Waiver of Default - If an Event of Default  shall have  occurred:
               -----------------

               (1) the Holders of not less than 66 2/3% of the principal amount of the Debentures then outstanding shall have the power (in addition to the powers exercisable by Extraordinary Resolution as hereinafter provided) by instrument signed by such Holders to instruct the Trustee to waive any Event of Default hereunder and/or to cancel any declaration made by the Trustee pursuant to section 7.3 and the Trustee shall thereupon waive the Event of Default and/or cancel such declaration upon such terms and conditions as such Debentureholders shall prescribe; and

               (2) the Trustee, so long as it has not become bound to institute any proceedings hereunder, shall have the power to waive any Event of Default hereunder, if, in the Trustee's opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may consider advisable; provided that no delay or omission of the Trustee or of the Debentureholders to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Debentureholders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default hereunder or the rights resulting therefrom.

          7.5 Enforcement by the Trustee - If an Event of Default shall have occurred, but subject -------------------------- to section 7.4 and to the provisions of any Extraordinary Resolution that may be passed by the Debentureholders hereinafter provided:


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                                                        44

               (1) the Trustee may in its discretion proceed to enforce the rights of the Trustee and of the Debentureholders by any action, suit, remedy or proceeding authorized or permitted by this Indenture or by law or equity; and may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders filed in any bankruptcy, insolvency, winding-up or other judicial proceedings relating to the Corporation;

               (2) no such remedy for the enforcement of the rights of the Trustee or the Debentureholders shall be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination;

               (3) all rights of action hereunder may be enforced by the Trustee without the possession of any of the Debentures or the production thereof at the trial or other proceedings relating thereto; and

               (4) upon receipt of a Debentureholders' Request and upon receiving sufficient funds and being indemnified to its satisfaction as provided in subsection 12.3(2), the Trustee shall exercise or take such one or more of such remedies as the Debentureholders's Request may direct, provided that if any such Debentureholders' Request directs the Trustee to take proceedings out of court the Trustee may in its discretion take judicial proceedings in lieu thereof.

          7.6  Debentureholders May Not Sue

               (1) No Holder of any Debenture shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized or permitted by this Indenture or by law or by equity for the purpose of enforcing payment of principal or interest owing on any Debenture or for the execution of any trust or power hereunder, unless:

                    (a) the Debentureholders, by Extraordinary Resolution, shall have made a request to the Trustee to take action hereunder or the Debentureholders' Request referred to in subsection 7.5(4) shall have been delivered to the Trustee, and the Trustee shall have been offered a reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose;

                    (b) the Debentureholders or any of them shall have furnished to the Trustee, when requested by the
                         Trustee, sufficient funds and an indemnity in accordance with subsection 12.3(2); and

                    (c)  the   Trustee   shall  have  failed  to  act  within  a
                         reasonable time thereafter.

               (2) In such event but not otherwise any Debentureholder, acting on behalf of himself and all other Debentureholders, shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under section 7.5, but in no event shall any Debentureholder or combination of Debentureholders have any right to take any

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                                                        45

                    other remedy or proceedings; it being understood and intended that no one or more Holders of Debentures shall have any right in any manner whatsoever to enforce any right hereunder or under any Debenture except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders of outstanding Debentures.

          7.7 Application of Moneys - Except as otherwise provided herein, any moneys arising from any enforcement hereof, whether by the Trustee or any Holder of a Debenture, shall be held by the Trustee and applied by it, together with any moneys then or thereafter in the hands of the Trustee available for the purpose, as follows:

               (1) first, in payment or reimbursement to the Trustee of the remuneration, expenses, disbursements and advances of the Trustee earned, incurred or made in the administration or execution of the trusts hereunder or otherwise in relation to this Indenture with interest thereon as herein provided;

               (2) second, (but subject to section 6.2) in or towards payment of the principal of all of the Debentures then outstanding and thereafter in or towards payment of the accrued and unpaid interest and interest on overdue interest on such Debentures (or if the Debentureholders, by instrument signed by the Holders of more than 50% of the principal amount of the Debentures then outstanding or by Extraordinary Resolution passed at a meeting of Debentureholders, shall have directed payments to be made in accordance with any other order of priority, or without priority as between principal and interest, then such moneys shall be applied in accordance with such direction); and

               (3) third, the surplus (if any) of such moneys shall be paid to the Corporation or as it may direct; provided, however, that no payments shall be made in respect of the principal or interest on any Debenture held by or for the benefit of the Corporation (other than any Debenture pledged for value and in good faith to a Person other than the Corporation, but only to the extent of such Person's interest therein) except subject to the prior payment in full of the principal of and interest on all Debentures which are not so held.

          7.8 Distribution of Moneys - Payments to Holders of Debentures pursuant to ---------------------- subsection 7.7 (2) shall be made as follows:

               (1) at least ten day's notice of every such payment shall be given in the manner provided in Article Eleven specifying the date and time when and the place or places where such payments are to be made and the amount of the payment and the application thereof as between principal and interest;

               (2) payment of any Debenture shall be made upon presentation thereof at any one of the places specified in such notice and any such Debenture thereby paid in full shall be

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                                                        46

                    surrendered, otherwise a notation of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon receipt by it of such indemnity as it shall consider sufficient;

               (3) from and after the date of payment specified in the notice, interest shall accrue only on the amount owing on each Debenture after giving credit for the amount of the payment specified in such notice unless the Debenture in respect of which such amount is owing is duly presented on or after the date so specified and payment of such amount is not made; and

               (4) the Trustee shall not be required to make any partial or interim payment to Debentureholders unless the moneys in its hands, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in subsection 7.7 (1), exceed 5% of the aggregate principal amount of the outstanding Debentures, but it may retain the moneys so received by it and deal with the same as provided in section 12.8 until the money or investments representing the same, with the income derived therefrom, together with any other moneys for the time being under its control shall be sufficient for such purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth.

          7.9 Persons Dealing with Trustee - No Person dealing with the Trustee or any of its agents shall be concerned to enquire whether an Event of Default has occurred, or whether the powers which the Trustee is purporting to exercise have become exercisable, or whether any moneys remain due under this Indenture or on the Debentures, or to see to the application of any moneys paid to the Trustee; and in the absence of fraud on the part of such Person, such dealing shall be deemed to be within the powers hereby conferred and to be valid and effective accordingly.

          7.10 Trustee Appointed Attorney - The Corporation irrevocably appoints the Trustee to be the attorney of the Corporation in the name and on behalf of the Corporation to execute any instruments and do any things which the Corporation ought to execute and do, and has not executed or done, under the covenants and provisions contained in this Indenture and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee with full powers of substitution and revocation.

          7.11 Remedies Cumulative - No remedy herein conferred upon or reserved to the Trustee or the Holders of Debentures is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing by law or by statute.

          7.12 Immunity of Shareholders, Directors and Others - The Debentureholders and the Trustee waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director of officer of the Corporation or of any Successor Corporation for the payment of the principal of or interest on any of the Debentures or on any covenant, agreement, representations or warranty by the Corporation contained herein or in the Debentures except in the case where such individual has acted fraudulently.

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


                                                        47


          7.13 Judgment Against the Corporation - In the case of any judicial or other proceedings to obtain judgment for the principal of or interest on the Debentures, judgment may be rendered against the Corporation in favour of the Debentureholders or in favour of the Trustee, as Trustee for the Debentureholders, for any amount which may remain due in respect of the Debentures.


                                    ARTICLE 8
                           SATISFACTION AND DISCHARGE

          8.1 Cancellation and Destruction - All matured Debentures shall forthwith after payment thereof be delivered to the Trustee and cancelled by it. Subject to trust industry practice, all Debentures which are cancelled or required to be cancelled under this or any other provision of this Indenture shall be destroyed by the Trustee and, if required by the Corporation, the Trustee shall furnish to it a destruction certificate setting out the designating numbers and denominations of the Debentures so destroyed.

          8.2 Non-Presentation of Debentures - Subject to section 2.11, if the Holder of any Debenture shall fail to present the same for payment on the date on which the principal thereof and/or the interest thereon or represented thereby becomes payable either at maturity or on redemption or otherwise or shall not accept payment on account thereof and give such receipt therefor (if any) as the Trustee may require:

               (1) the Corporation shall be entitled to pay to the Trustee and direct it to set aside; or

               (2) in respect of moneys in the hands of the Trustee which may or should be applied to the payment of the Debentures, the Corporation shall be entitled to direct the Trustee to set aside; or

               (3) if the redemption was pursuant to notice given by the Trustee, the Trustee may itself set aside; the principal moneys and/or the interest, as the case may be, in trust to be paid to the Holder of such Debenture upon due presentation and surrender thereof in accordance with the provisions of this Indenture; and thereupon the principal moneys and/or the interest payable on or represented by each Debenture in respect whereof such moneys have been set aside shall be deemed to have been paid and thereafter such Debentures shall not be considered as outstanding hereunder and the Holders thereof shall thereafter have no right in respect thereof except that of receiving payment of the moneys so set aside by the Trustee (without interest thereon) upon due presentation and surrender thereof, subject always to the provisions of section 8.3. Any moneys so set aside may, and, if remaining unclaimed for 60 days shall be held by the Trustee in a non-interest bearing account.

          8.3  Repayment  of  Unclaimed  Moneys - Any  moneys  set  aside  under section 8.2 and not -----------------------------  claimed by and paid to Holders of Debentures as provided in section 8.2 within six years after

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                                                        48

               the date of such setting aside shall be repaid to the Corporation by the Trustee on demand and thereupon the Trustee shall be released from all further liability with respect to such moneys and thereafter the Holders of the Debentures in respect of which such moneys were so repaid to the Corporation shall have no rights in respect thereof except to obtain payment of the moneys due thereon from the Corporation.

          8.4 Discharge - Upon proof being given to the reasonable satisfaction of the Trustee that all the Debentures and interest (including interest on amounts in default) thereon have been paid or satisfied or that, all the outstanding Debentures having matured or having been duly called for redemption or the Trustee having been given irrevocable instructions by the Corporation to give within 90 days notice of redemption of all the outstanding Debentures, such payment or redemption has been duly provided for by payment to the Trustee or otherwise, and upon payment of all costs, charges and expenses properly incurred by the Trustee in relation to this Indenture and all interest thereon and the remuneration of the Trustee, or upon provision satisfactory to the Trustee being made therefor, the Trustee shall, at the request and at the expense of the Corporation, execute and deliver to the Corporation such deeds or other instruments as shall be necessary to evidence the satisfaction and discharge of this Indenture and to release the Corporation from its covenants contained herein except those relating to the indemnification of the Trustee.


                                    ARTICLE 9
                              SUCCESSOR CORPORATION

          9.1 Certain Requirements in Respect of Merger, etc. - The Corporation shall not enter into any transaction, whether by way of amalgamation, merger, reconstruction, reorganization, consolidation, transfer, sale, lease or otherwise whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of any such amalgamation, of the continuing corporation resulting therefrom, but may do so if:

               (1) such other Person or continuing corporation is a corporation (the "Successor Corporation") incorporated under the laws of Canada or any province thereof;

               (2) the Successor Corporation shall perform such acts and execute, prior to or contemporaneously with the completion of such transaction, such indenture supplemental hereto and other instruments (if any) as in the opinion of Counsel are necessary or advisable to evidence the assumption by the Successor Corporation of the liability for the due and punctual payment of all the Debentures and the interest thereon and all other moneys payable hereunder and the covenant of such Successor Corporation to pay the same and its agreement to observe and perform all the covenants and obligations of the Corporation under this Indenture;


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                                                        49

               (3) the Debentures will be valid and binding obligations of the Successor Corporation entitling the Holders, as against the Successor Corporation, to all of the rights they have under this Indenture; and

               (4) no condition or event shall exist in respect of the Corporation or the Successor Corporation, either at the time of such transaction or immediately thereafter after giving full effect thereto, which constitutes or would, after the giving of notice or the lapse of time or both, constitute an Event of Default hereunder.

          9.2  Vesting of Powers in  Successor  -  Whenever  the  conditions  of
               section   9.1  have  been   duly   ------------------------------
               observed and performed, the Trustee shall execute and deliver the supplemental indenture provided for in Article 13 and thereupon:

               (1) the Successor Corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise, and any act or proceeding by any provision of this Indenture required to be done or performed by any Directors or officers of the Corporation may be done and performed with like force and effect by the like directors or officers of such Successor Corporation; and

               (2) if, immediately after giving effect to the relevant transaction referred to in section 9.1 on a pro forma basis, the Successor Corporation shall have Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Corporation immediately prior to such transaction, the Corporation shall be released and discharged from liability under this Indenture and the Trustee may execute any documents which it may be advised are necessary or advisable for effecting or evidencing such release and discharge (for purposes of this clause, "Consolidated Net Worth" of any Person means the total of the amounts shown on the balance sheet of such Person and its consolidated subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles in Canada, as of the end of the most recent fiscal quarter of such Person ending at least 60 days prior to the date of the relevant transaction referred to in section 9.1, as the share capital plus any retained earnings of such Person less any accumulated deficit of such Person).


                                   ARTICLE 10
                          MEETINGS OF DEBENTUREHOLDERS

     10.1 Right to Convene Meetings - The Trustee or the Corporation may at any time and from time to time and the Trustee shall, upon receipt of a written request of the Corporation or a Debentureholders' Request and of sufficient funds and upon being indemnified to its reasonable satisfaction by the Corporation or by the Debentureholders signing such Debentureholders' Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debentureholders. If the Trustee fails within 30 days after receipt of such written request or Debentureholders' Request and such indemnity to give notice convening a meeting, the Corporation or such

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                                                        50

          Debentureholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver or at such other place as may be approved by the Trustee.

     10.2 Notice of Meetings - Subject to section 10.12, not more than 60 and not less than 30 days' notice of any meeting shall be given to the Debentureholders and a copy thereof shall be sent by mail to the Trustee unless the meeting has been called by it and to the Corporation unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed at the meeting or any of the provisions of this Article Ten.

     10.3 Chairman - An individual, who need not be a Debentureholder, nominated in writing by the Trustee shall be chairman of the meeting and if no individual is so nominated or if the individual so nominated is unable or unwilling to act or if the individual so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Debentureholders present in person or by proxy shall choose an individual present to be chairman.

     10.4 Quorum - At any meeting of the Debentureholders other than a meeting convened for the purpose of considering a resolution proposed to be passed as an Extraordinary Resolution, as to which the provisions of
          section  10.12  shall  be  applicable,   a  quorum  shall  consist  of
          Debentureholders present in person or by proxy and representing at least 50% in principal amount of the outstanding Debentures. If a quorum of the Debentureholders shall not be present within 30 minutes from the time fixed for holding any such meeting, the meeting, if convened by the Debentureholders or pursuant to a Debentureholder's Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice shall be required to be given in respect of the adjourned meeting. At the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 50% of the principal amount of the outstanding Debentures.

     10.5 Power to Adjourn - The chairman of any meeting at which a quorum of the Debentureholders is present may, with the consent of the Holders of a majority in principal amount of the Debentures present or represented by proxy thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting so adjourned may prescribe.

     10.6 Show of Hands - Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At such meeting unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. The Chairman of any meeting shall be

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                                                        51

          entitled, both on a show of hands and on a poll, to vote with respect to Debentures held by him or in respect of which he is a proxy.

     10.7 Poll - On every Extraordinary Resolution, and on any other question submitted to a meeting, when directed by the chairman or demanded by one or more Debentureholders and/or proxies for Debentureholders holding at least 5% of the principal amount of the Debentures represented thereat, a poll shall be taken in such manner as the chairman shall direct. Questions other than Extraordinary Resolutions shall, if a poll is taken, be decided by the votes of the Holders of a majority in principal amount of the Debentures represented at the meeting and voted on the poll.

     10.8 Voting - On a show of hands, every Person who is present and entitled to vote, whether as a Debentureholder or as proxy for one or more Debentureholders or both, shall have one vote. On a poll each Debentureholder present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each $1,000.00 principal amount of Debentures of which he shall then be the Holder. A proxy need not be a Debentureholder. In the case of joint registered Holders of a Debenture, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them are present in person or by proxy, they shall vote together in respect of the Debentures of which they are joint registered Holders.

     10.9 Regulations

          (1) The Trustee or the Corporation, with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall from time to time think fit providing for:

               (a) voting by proxy and the form of the instrument appointing a proxy (which shall be in writing) and the manner in which the same shall be executed and for the production of the authority of any Person signing on behalf of a Debentureholder;

               (b) the deposit of instruments appointing proxies at such place as the Trustee, the Corporation or the Debentureholders convening a particular meeting, as the case may be, may in the notice convening the meeting direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited; and

               (c) the deposit of instruments appointing proxies at some approved place or places other than the place at which a particular meeting is to be held and enabling particulars of instruments appointing proxies to be mailed, cabled, telegraphed, telecopied or sent by telex before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.


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                                                        52

          (2) Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only Persons who shall be recognized at any meeting as the Holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, shall be Debentureholders and persons whom Debentureholders have by instrument in writing duly appointed as their proxies.

     10.10Corporation  and Trustee May Be Represented - The  Corporation and the
          Trustee, by their respective officers and directors, and the legal advisers of the Corporation and the Trustee may attend any meeting of the Debentureholders, but shall have no vote as such.

     10.11Powers Exercisable by Extraordinary Resolution - In addition to the powers conferred upon them by any other provisions of this Indenture or by law, a meeting of the Debentureholders shall have the following powers exercisable from time to time by Extraordinary Resolution:

          (1) power to approve any change whatsoever in any of the provisions of this Indenture or the Debentures and any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders and/or the Trustee against the
               Corporation or against its undertaking, property and assets or any part thereof, whether such rights arise under this Indenture or the Debentures or otherwise;

          (2) power to approve any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or entity or for the selling or leasing of the undertaking, property and assets of the Corporation or any part thereof, provided that no such approval shall be necessary in respect of any such transaction if the provisions of Article Nine shall have been complied with;

          (3) power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture or the Debentures in any manner specified in such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

          (4) power to waive and direct the Trustee to waive any default or Event of Default hereunder and/or cancel any declaration made by the Trustee pursuant to section 7.3 either unconditionally or upon any conditions specified in such Extraordinary Resolution;

          (5) power to restrain any Debentureholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal or interest of any Debenture, or for the execution of any trust or power hereunder;

          (6) power to direct any Debentureholder who, as such, has brought any action, suit or proceeding to stay or discontinue or otherwise deal with the same in the manner directed by such Extraordinary Resolution upon payment, if the taking of such action, suit or proceeding shall have been permitted by section 7.6, of the costs, charges and expenses reasonably and properly incurred by such Debentureholder in connection therewith;

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                                                        53


          (7) power to appoint a committee to consult with the Trustee (and to remove any committee so appointed) and to delegate to such committee (subject to such limitations, if any, as may be prescribed in such Extraordinary Resolution) all or any of the powers which the Debentureholders may exercise by Extraordinary Resolution under this section 10.11; the Extraordinary Resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee; such committee shall consist of such number of individuals (who need not be Debentureholders) as shall be prescribed in the
               Extraordinary Resolution appointing it; subject to the Extraordinary Resolution appointing it, every such committee may elect its chairman and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number, the manner in which it may act and its procedure generally and such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by resolution signed in one or more counterparts by a majority of the members thereof or the number of members thereof necessary to constitute a quorum, whichever is the greater; all acts of any such committee within the authority delegated to it shall be binding upon all Debentureholders;

          (8) power to agree to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

          (9) power to authorize the distribution in specie of any shares, bonds, debentures or other securities or obligations and/or cash or other consideration received or the use or disposition of the whole or any part of such shares, bonds, debentures or other securities or obligations and/or cash or other consideration in such manner and for such purpose as may be considered advisable and specified in such Extraordinary Resolution;

          (10) power to approve the exchange of the Debentures for or the conversion thereof into shares, bonds, debentures or other securities or obligations of the Corporation or of any company or other entity formed or to be formed;

          (11) power to remove the Trustee from office and to appoint a new Trustee or Trustees; and

          (12) power to amend, alter or repeal any Extraordinary Resolution previously passed or approved by the Debentureholders or by any committee appointed pursuant to subsection 10.11(7).

     10.12 Meaning of "Extraordinary Resolution"

          (1) The expression "Extraordinary Resolution" when used in this Indenture means, subject as hereinafter provided in this Article Ten, a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Debentureholders duly convened for the purpose and held in accordance with the provisions of this Article Ten at which the Holders of more than 50% of the principal amount of the Debentures then outstanding are present in person or by proxy and passed by the favourable votes of the Holders of not less than 66 2/3% of the

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                                                        54

               principal amount of Debentures represented at the meeting and voted on a poll upon such resolution.

          (2) If at any such meeting the holders of more than 50% of the principal amount of the Debentures then outstanding are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by the Debentureholders or pursuant to a Debentureholder's Request, shall be dissolved; but in any other case it shall be adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' notice shall be given of the time and place of such adjourned meeting in the manner provided in Article
               11. Such notice shall state that at the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum, but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed in accordance with subsection 10.12(1) shall be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that the Holders of more than 50% of the principal amount of the Debentures then outstanding are not present in person or by proxy at such adjourned meeting.

          (3) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

     10.13Powers  Cumulative - It is hereby  declared and agreed that any one or more of the powers and/or any combination of the powers in this Indenture stated to be exercisable by the Debentureholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Debentureholders to exercise the same or any other such power or powers or combination of powers thereafter from time to time.

     10.14Minutes - Minutes of all  resolutions and proceedings at every meeting of Debentureholders shall be made and duly entered in books to be provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or proceedings taken, or by the chairman of the next succeeding meeting of the Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed or proceedings taken thereat, to have been duly passed and taken.

     10.15Signed Instruments - Any action which may be taken and any power which may be exercised by the Debentureholders at a meeting held as hereinbefore in this Article provided may also be taken and exercised by the Holders of more than 66 2/3% of the principal amount of the outstanding Debentures by a signed instrument and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed. Notice of any Extraordinary Resolution passed in accordance with this section 10.15 shall be given by the

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                                                        55

          Trustee to the Holders of Debentures affected thereby within 30 days of the date on which such Extraordinary Resolution was passed.

     10.16Binding   Effect  of   Resolutions  -  Every   resolution   and  every
          Extraordinary Resolution passed in accordance with the provisions of this Article 10 at a meeting of Debentureholders shall be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument signed by Debentureholders in accordance with section 10.15 shall be binding upon all the Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect to every such resolution, Extraordinary Resolution and instrument.

     10.17 Evidence of Rights of Debentureholders

          (1) Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Debentureholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Debentureholders in person or by attorney duly appointed in writing.

          (2) The Trustee may, nevertheless, in its discretion require further proof in cases where it considers further proof necessary or desirable or may accept such other proof as it shall consider proper.


                                   ARTICLE 11
                                     NOTICES

     11.1 Notice to the Corporation - Any notice to the Corporation under the provisions of this Indenture shall be valid and effective if (i) delivered to, the Corporation at 410 Seventeenth Street, Suite 2450, Denver, Colorado, U.S.A., 80202, Attention: President or (ii) sent by facsimile to (303) 573-1012 and shall be deemed to have been given at the time of delivery or sending by facsimile, if delivered or sent by facsimile, provided that any delivery made by facsimile sent on a day other than a Business Day, or after 2:00 p.m. (Denver, Colorado time) on a Business Day, shall be deemed to be received on the next following Business Day, as the case may be. The Corporation may from time to time notify the Trustee of a change of address of facsimile number which thereafter, until changed by further notice, shall be the address or facsimile number of the Corporation for all purposes of this Indenture.

     11.2 Notice to Debentureholders - Except as otherwise expressly provided herein, all notices to be given hereunder with respect to the Debentures shall be valid and effective if such notice is delivered personally or, subject to section 11.4, sent by ordinary mail, postage prepaid, addressed to the Holders at their addresses appearing in any of the registers hereinbefore mentioned. If in the case of joint holders of any Debentures more than one address appears on the register in respect of the joint holding, such notice shall be addressed or delivered, as the case may be, only to the first address so appearing. Any notice so delivered or sent by mail shall be deemed to have been given on the day upon which it is delivered or mailed, as the

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                                                        56

          case may be. Any accidental error, omission or failure in giving or in delivering or mailing any such notice or the non-receipt of any such notice by any Debentureholder or Holders shall not invalidate or otherwise prejudicially affect any action or proceeding founded thereon.

     11.3 Notice to the Trustee - Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if (i) delivered to the Trustee at Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, or (ii) sent by facsimile to
          (604) 685-4079 and shall be deemed to have been given at the time of delivery or sending by facsimile, if delivered or sent by facsimile, provided that any delivery made by facsimile sent on a day other than a Business Day, or after 2:00 p.m. (Vancouver time) on a Business Day, shall be deemed to be received on the next following Business Day, as the case may be. The Trustee may from time to time notify the
          Corporation of a change of address or facsimile number which thereafter, until changed by further notice, shall be the address or facsimile number of the Trustee for all purposes of this Indenture.

     11.4 Mail Service Interruption - If the Trustee determines that mail service is or is threatened to be interrupted at the time when the Trustee or the Corporation is required or elects to give any notice to the Debentureholders hereunder, the Trustee or the Corporation shall, notwithstanding the provisions hereof, give such notice at the Corporation's expense by means of publication in The Globe and Mail, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and in La Presse or in any other French language daily newspaper of general circulation in the Province of Quebec, once in each of two successive weeks, and any notice so published shall be deemed to have been given on the first date on which the publication takes place.


                                   ARTICLE 12
                             CONCERNING THE TRUSTEE

     12.1 Trust Indenture Legislation

          (1) In this Article 12, the term "Indenture Legislation" means the provisions, if any, of the Canada Business Corporations Act and any other statute of Canada or a province thereof, and of the regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture or the Corporation.

          (2) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of the Indenture Legislation, such mandatory requirement shall prevail.

          (3) At all times in relation to this Indenture and any action to be taken hereunder, the Corporation and the Trustee each shall observe and comply with the Indenture Legislation and the Corporation, the Trustee and each Debentureholder shall be entitled to the benefits of the Indenture Legislation.

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                                                        57


          12.2 No Conflict of Interest - The Trustee represents to the Corporation that at the date of the execution and delivery of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder. If at any time a material conflict of interest exists in the Trustee's role as a fiduciary hereunder the Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate the same or else resign as Trustee hereunder by giving notice in writing to the Corporation at least 21 days prior to such resignation and shall thereupon be discharged from all further duties and liabilities hereunder.

     12.3 Rights and Duties of Trustee

          (1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the
               Debentureholders   and  shall   exercise  that  degree  of  care,
               diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

          (2) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Debentureholders hereunder shall be conditional upon the Debentureholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

          (3) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Debentureholders at whose instance it is acting to deposit with the Trustee the Debentures held by them, for which Debentures the Trustee shall issue receipts.

          (4) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Indenture Legislation, this section 12.3 and section 12.4.

          (5) Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Corporation hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on , incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the gross negligence or fraud of the Trustee. This provision shall survive the resignation or removal of the Trustee, or the termination of the Indenture. The Trustee shall not be under any obligation to

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                                                        58

               prosecute or to defend any action or suit in respect of the relationship which, in the opinion of its counsel, may involve it in expense or liability, unless the Company shall, so often as required, furnish the Trustee with satisfactory indemnity and funding against such expense or liability.

     12.4 Evidence, Experts and Advisers

          (1) In addition to the reports, certificates, opinions, statutory declarations and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provisions hereof, and in such form, as may be prescribed by Indenture Legislation or as the Trustee may reasonably require by written notice to the Corporation.

          (2) In the exercise of its rights, duties and obligations, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence referred to in subsection 12.4(1) provided that the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture and of Indenture Legislation.

          (3)  The  Trustee  may  employ  or  retain  such  counsel,   auditors,
               accountants, appraisers or other experts or advisers, whose qualifications give authority to any opinion or report made by them, as it may reasonably require for the purpose of discharging its duties hereunder and shall not be responsible for any misconduct on the part of any of them.

12.5 Trustee May Deal in Debentures - Subject to section 12.3, the Trustee may buy, sell, lend upon and deal in the Debentures or other securities of the Corporation, either with the Corporation or otherwise, and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

12.6 Trustee Not Required to Give Security - The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of this Indenture.

12.7 Protection of Trustee - By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

     (1) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Debentures (except the representation contained in section 12.2 and in the certificate of the Trustee on the Debentures) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

     (2) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

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                                                        59


     (3) the Trustee shall not be bound to give notice to any Person of the execution hereof; and

     (4) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of the agents of the Corporation.

12.8 Investment of Trust Moneys

     (1) Unless otherwise provided in this Indenture, any money held by the Trustee, which may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee as directed in writing by the Corporation in securities in which, under the laws of the Province of British Columbia, trustees are authorized to invest trust money, provided such securities are expressed to mature within one year after their purchase by the Trustee. Pending such investment such moneys may be placed by the Trustee on deposit in a chartered bank in Canada or with its own deposit department. The Trustee shall allow interest at the current rate for similar deposits on moneys remaining on deposit with it and, provided that the Corporation is not in default hereunder, shall credit the Corporation with interest received on moneys deposited with other depositaries and on all moneys invested as provided in this section 12.8.

     (2) The Trustee shall be accountable only for reasonable diligence in the investment of moneys under this section 12.8 and the Trustee shall not be liable for any loss or losses realized on such investments, negligence, wilful acts or defaults only excepted.

12.9 Action by Trustee to Protect Interests

     (1) The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as power of attorney or attorney-in-fact for the Holders, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claim of the Trustee and of the Holders allowed in any insolvency, bankruptcy, liquidation or other judicial proceedings relative to the Corporation or its creditors or relative to or affecting its property. The Trustee is hereby irrevocably appointed (and the successive respective Holders by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful power of attorney or attorney-in-fact of the respective Holders with authority to make and file in the respective names of the Holders or on behalf of the Holders as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the Holders themselves, any proof of debt, amendment of proof of debt, claim, petition or other documents in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in the opinion of the Trustee, in order to have the respective claims of the Trustee and of the Holders against the Corporation or its property allowed in any such

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                                                        60

          proceeding, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee, unless so authorized by Extraordinary Resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any Debentureholder.

     (2) The Trustee shall have the power to institute and maintain all and any such actions, suits or proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Holders of the Debentures.

     (3) Any such suit or proceeding instituted by the Trustee may be brought in the name of the Trustee as trustee, and any recovery of judgment shall be for the rateable benefit of the Holders of the Debentures subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of the Debentures parties to any such proceeding.

12.10 Replacement of Trustee

     (1) The Trustee may resign from the trusts hereunder and thereupon be discharged from all further duties and liabilities hereunder by giving to the Corporation 60 days' notice in writing or such shorter notice as the Corporation may accept as sufficient. The Debentureholders by Extraordinary Resolution shall have power at any time to remove the Trustee and to appoint a new trustee hereunder. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee hereunder unless a new trustee has already been appointed by the Debentureholders; failing such appointment by the Corporation, the retiring trustee hereunder (at the expense of the Corporation) or any Debentureholder may apply to the Supreme Court of British Columbia, on such notice as such Court may direct, for the appointment of a new trustee hereunder; but any trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Debentureholders. Any new trustee hereunder appointed under any provision of this section 12.10 shall be a company authorized and qualified to carry on the business of a trust company in the Province of British Columbia and every other jurisdiction where such authorization or qualification is necessary to enable it to act as a trustee hereunder, shall certify that it will not have any material conflict of interest upon becoming trustee hereunder, and shall accept the trust herein declared and provided for. On any new appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

     (2) Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor Trustee under this Indenture without the necessity of the execution of any instrument or any further act, provided

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                                                        61

          that such corporation is authorized to carry on the business of a trust company in the Province of British Columbia and every other jurisdiction where such authorization or qualification is necessary to enable it to act as trustee hereunder.

     12.11Acceptance - The Trustee accepts its obligations provided for in this Indenture and agrees to perform the same upon the terms and conditions herein set forth and as trustee for the various Persons who shall from time to time be Debentureholders, subject to the terms and conditions herein set forth.


                                   ARTICLE 13
                             SUPPLEMENTAL INDENTURES

13.1 Supplemental Indentures - From time to time the Corporation (subject to the approval of The Toronto Stock Exchange if the Common Shares at such time are, or at any time in the six months prior thereto were, listed on such Exchange), when authorized by a resolution of the Directors, may, subject to the provisions of this Indenture, and the Trustee shall, when required by this Indenture, execute, acknowledge and deliver by their proper officers deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

     (1) adding to the provisions hereof such additional covenants of the Corporation, enforcement provisions and other provisions for the protection of the Holders of the Debentures and/or providing for events of default in addition to those herein specified;

     (2) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Debentures which do not affect the substance thereof and which, in the opinion of the Trustee, it may be expedient to make, provided that the Trustee shall be of the opinion, based on the opinion of Counsel, that such provisions and modifications will not adversely affect, in any substantial respect, the interests of the Debentureholders;

     (3) evidencing the succession, or successive successions, of other companies to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

     (4)  giving effect to any  Extraordinary  Resolution  passed as provided in
          Article 10;

     (5) making any modification of any of the provisions of this Indenture or the Debentures which is of a formal, minor or technical nature;

     (6)  making any additions to,  deletions  from or alterations of any of the
          provisions  of  this  Indenture   (including  any  of  the  terms  and
          conditions of the Debentures)

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                                                        62

          (i) which the Corporation may deem necessary or advisable and which, in the opinion of the Trustee, based on the opinion of Counsel, do not adversely affect, in any substantial respect, the interests of the Debentureholders or (ii) which, in the opinion of the Trustee, based on the opinion of Counsel, are necessary or advisable in order to incorporate, reflect or comply with Indenture Legislation;

     (7) adding to or altering the provisions hereof in respect of the transfer of Debentures, including provision for the exchange of Debentures of different denominations, and making any modification in the form of the Debentures which does not affect the substance thereof and which, in the opinion of the Trustee, based on the opinion of Counsel, is not materially prejudicial to the interests of the Debentureholders;

     (8) correcting or rectifying any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Trustee, the rights of the Trustee and the Debentureholders are not materially prejudiced thereby; and

     (9) any other purpose not inconsistent with the terms of this Indenture provided that, in the opinion of the Trustee, based on the opinion of Counsel, the rights of the Trustee and of the Debentureholders are not materially prejudiced thereby.


                                   ARTICLE 14
                                    EXECUTION

     14.1 Counterparts and Formal Date - This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of the date first above written.

     14.2 Language of Indenture - The parties hereto have requested that this Indenture and all contracts, documents or notices relating thereto be drafted in the English language; les parties a cet acte ont exige que cet acte et tout contrat, document ou avis y afferent soit redige en langue anglaise.


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                                                        63


     IN WITNESS WHEREOF, the parties hereto have executed this Indenture as of the date and as at the place first hereinabove mentioned.


                    DAKOTA MINING CORPORATION


                    Per: ________________________________


                    MONTREAL TRUST COMPANY OF CANADA


                    Per: ________________________________


                    Per: ________________________________

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



                                    SCHEDULE


The following is the form of fully registered 7.5% Convertible Unsecured Subordinated Debenture Due February 5, 2004.


                            DAKOTA MINING CORPORATION
               (Continued the Business Corporations Act (Canada))

                      7.5% Convertible Unsecured Debenture
                              due February 5, 2004

                                     CUSIP#:

Dakota Mining Corporation (the "Corporation") for value received hereby acknowledges itself indebted and, subject to the provisions of the Indenture
hereinafter       mentioned,       promises       to       pay       to:       .
-------------------------------------------------------------------------------
on February 4, 2004 or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture the principal sum of: $ -- in lawful money of Canada on presentation and surrender of this Debenture at one of the principal offices of Montreal Trust Company of Canada (the "Trustee") in the cities of Vancouver, Toronto and Montreal, and to pay interest on the principal amount hereof from the date hereof, or from the last interest payment date to which interest shall have been paid or made available for payment on the outstanding Debentures, whichever is later, at the rate of 7.5% per annum, in like money at any one of the said places, as selected by the holder, in arrears in equal semi-annual instalments (less any tax required by law to be deducted or withheld) on June 30 and December 31 in each year (commencing June 30, 1997) and should the Corporation at any time make default in the payment of any principal or interest, to pay interest on the amount in default at the same rate in like money, at any one of the said places, as selected by the holder, and half-yearly on the same dates.

          Debentures bear interest from and including the date of issue or from and including the last interest payment date to which interest shall have been paid or made available for payment on the Debentures, whichever is later, provided that for the period from the date of issue of this Debenture to the first interest payment date, the interest rate will be such that, when the interest for such period is added to the interest earned on certain escrowed proceeds which has been paid to the holder hereof, it is equivalent to 7.5% per annum calculated from the date of the Indenture (defined below).

          As soon as the interest becomes due, the Corporation (except in the case of payment at maturity or on redemption, at which payment of interest may be made upon surrender of this Debenture) shall, at least three business days prior to each date on which interest becomes due, forward or cause to be forwarded by ordinary mail, postage prepaid, to the registered holder hereof, subject to the provisions of the Indenture and in the manner provided therein, a cheque for such interest (less any tax required by law to be deducted or withheld). Subject to the provisions of the Indenture, the forwarding of such cheque shall satisfy and discharge

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
all liability for interest on this Debenture to the extent of the sum represented by such cheque (plus the amount of any tax deducted or withheld).

                  This  Debenture  is  one  of the  7.5%  Convertible  Unsecured
Subordinated Debentures due February 5, 2004 (the "Debentures") of the Corporation issued or issuable under the provisions of a trust indenture (the "Indenture") made as of February 5, 1997 between the Corporation and the Trustee. The Debentures are limited to an aggregate principal amount of $25,000,000 in lawful money of Canada. Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the Debentures are or are to be issued and held and the rights and remedies of the holders of the Debentures and of the Corporation and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the holder of this Debenture by acceptance hereof assents.

                  The Debentures are initially issuable only as fully registered Debentures in denominations of $1,000 and integral multiples thereof. Upon compliance with the provisions of the Indenture, Debentures of any denomination may be exchanged for an equal aggregate principal amount of Debentures in any other authorized denomination or denominations.

                  This Debenture is convertible, at the option of the holder hereof, upon surrender of this Debenture at one of the principal offices of the Trustee in the cities of Vancouver, Toronto and Montreal, at any time up to and including the close of business on the last business day immediately preceding February 5, 2004 or if this Debenture is called for redemption on or prior to such date, then up to but not after the close of business on the last business day immediately preceding the date fixed for redemption of the Debenture, into fully paid and non-assessable common shares ("Common Shares") in the share capital of the Corporation, as presently constituted (without adjustment for interest accrued hereon or for dividends on Common Shares issuable upon conversion) at a conversion price of $2.00 per Common Share, all subject to the terms and conditions and in the manner set forth in the Indenture. The Indenture makes provisions for the adjustment of the conversion price in the events therein specified.

                  This Debenture may be redeemed at the option of the Corporation on the terms and conditions and at the redemption price set out in the Indenture at any time on or after February 4, 2001 and up to and including maturity, provided that the Corporation duly files with the Trustee on or before the day that the applicable notice of redemption of this Debenture is given a certificate of the Corporation certifying that the weighted average price per share at which the Common Shares have traded on The Toronto Stock Exchange (or elsewhere in accordance with the Indenture) during the 20 consecutive trading days ending not more than five trading days before the date on which such notice of redemption is given exceeds 125% of the conversion price mentioned above.

                  Unless an Event of Default (as defined in the Indenture) has occurred and is continuing, the Corporation may, on notice as provided in the Indenture, at its option, and subject to applicable law and regulatory approvals, elect to satisfy the obligation to repay the principal amount of this Debenture on redemption or maturity by the issue and delivery of that

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
number of freely tradeable Common Shares determined by dividing the principal amount hereof by 95% of the weighted average price per share at which the Common Shares have traded on The Toronto Stock Exchange (or elsewhere in accordance with the Indenture) during the 20 consecutive trading days ending not more than five trading days before the date that this Debenture is fixed for redemption or the date of maturity, as the case may be, provided that, in the event that such weighted average price on maturity of this Debenture is less than $2.00, the Corporation, at its option, may satisfy its obligation hereunder to pay the principal amount payable to the holder hereof by the issue to such holder of that number of Common Shares of the Corporation equal to the lesser of (a) the number determined by dividing such principal amount by 95% of such weighted average price of the Common Shares on maturity and (b) the number determined by dividing the principal amount by the closing market price of the Common Shares on The Toronto Stock Exchange on the maturity date hereof.

                  The indebtedness evidenced by this Debenture and by all other Debentures now or hereafter certified and delivered under the Indenture is a direct unsecured obligation of the Corporation and is subordinated and subject in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment of all Senior Liabilities (as defined in the Indenture and which includes trade debts) of the Corporation, whether outstanding at the date of the Indenture or thereafter created, incurred, assumed or guaranteed.

                  The principal hereof may become or be declared due and payable before the stated maturity in the events, in the manner, with the effect and at the times provided in the Indenture.

                  The Indenture contains provisions making binding upon all holders of Debentures outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments signed by the holders of a specified majority of Debentures outstanding, which resolutions or instruments may have the effect of amending the terms of this Debenture or the Indenture. The Indenture also permits the Corporation and the Trustee to make additions to, deletions from or alterations of the Indenture without the consent of the holders of the Debentures for certain purposes, in certain circumstances and upon certain conditions set out in the Indenture.

                  This Debenture may only be transferred, upon compliance with the conditions prescribed in the Indenture, in one of the registers to be kept in the principal office of the Trustee in each of the cities of Vancouver, Toronto and Montreal and in such other place or places and/or by such other registrars (if any) as the Corporation with the approval of the Trustee may designate, by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and execution satisfactory to the Trustee or other registrar, and upon compliance with such requirements as the Trustee and/or other registrar may prescribe.

                  This Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.


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

                  In witness whereof Dakota Mining Corporation has caused this Debenture to be signed by the Corporate Secretary of the Corporation as of February , 1997.


                            DAKOTA MINING CORPORATION


                                                     By:
                                                           Corporate Secretary


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



                                TABLE OF CONTENTS

                                                                           Page


                             ARTICLE 1  INTERPRETATION
  1.1 Definitions...........................................................1
 1.2 Meaning of "outstanding" for Certain Purposes .........................6
 1.3 Interpretation Not Affected by Headings, etc...........................7
 1.4 Statute References ....................................................7
 1.5 Monetary References....................................................7
 1.6 Day Not a Business Day...............................................  7
 1.7 Invalidity of Provisions...............................................8
 1.8 Governing Law..........................................................8

                             ARTICLE 2  THE DEBENTURES
 2.1 Limitation on Issue and Designation....................................8
 2.2 Terms of Debentures....................................................8
 2.3 Form of Debentures.....................................................8
 2.4 Issue of Debentures...................................................10
 2.5 Execution of Debentures...............................................10
 2.6 Certification.........................................................11
 2.7 Concerning Interest...................................................11
 2.8 Debentures to Rank Equally............................................12
 2.9 Registration of Debentures............................................12
 2.10 Payment of Principal and Interest in Respect of Debentures...........13
 2.11 Payment Agreements for Debentures....................................13
 2.12 Ownership of Debentures..............................................14
 2.13 Exchange of Debentures...............................................14
 2.14 Replacement of Debentures............................................15
 2.15 Interim Debentures...................................................15

                ARTICLE 3   REDEMPTION AND PURCHASE FOR CANCELLATION
                    OF DEBENTURES AND ISSUE OF COMMON SHARES
 3.1 Redemption of Debentures..............................................16
 3.2 Limitation on Redemption..............................................16
 3.3 Partial Redemption of Debentures......................................16
 3.4 Notice of Redemption..................................................17
 3.5 Debentures Due on Redemption Dates....................................17
 3.6 Deposit of Redemption Moneys..........................................18
 3.7 Failure to Surrender Debentures Called for Redemption.................18
 3.8 Surrender of Debentures for Cancellation..............................18
           3.9 Payment in Common Shares on Redemption of Debentures or
 Maturity Date.............................................................18

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 3.10 Issue of Common Shares on Redemption of Debentures or
 Maturity Date.............................................................19
 3.11 General Requirements.................................................20
 3.12 No Requirement to Issue Fractional Shares............................22
 3.13 Purchase of Debentures...............................................22
 3.14 Cancellation of Debentures...........................................23
 3.15 U.S. Legend..........................................................23

                               ARTICLE 4  CONVERSION
 4.1 Conversion Privilege..................................................24
 4.2 Manner of Exercise of Right to Convert................................25
   4.3 Adjustment of Conversion Price......................................26
 4.4 Adjustment of Conversion Price for Take Over Bid......................30
 4.5 Rules Regarding Calculation of Adjustment of Conversion Price.........31
 4.6 No Requirement to Issue Fractional Shares.............................32
 4.7 Corporation to Reserve Shares.........................................32
 4.8 Corporation to Qualify Shares.........................................32
 4.10 Cancellation of Converted Debentures.................................33
 4.11 Certificate as to Adjustment.........................................33
 4.12 Notice of Special Matters............................................33
 4.13 Notice of Expiry of Conversion Right.................................33
 4.14 Revival of Right to Convert..........................................33
 4.15 Protection of Trustee................................................33

                      ARTICLE 5  SUBORDINATION OF DEBENTURES
 5.1 Agreement to Subordinate..............................................34
 5.2 Distribution on Insolvency or Winding-up..............................34
 5.3 Subrogation of Debentures.............................................36
 5.4 No Payment to Debentureholders if Event of Default under the Senior Liabilities....................................................36

 5.5 Authorization of Debentureholders to Trustee to Effect
 Subordination.............................................................38
 5.6 Knowledge of Trustee..................................................38
 5.7 Trustee May Hold Senior Liabilities...................................38
 5.8 Rights of Holders of Senior Liabilities Not Impaired..................38
 5.9 Altering the Senior Liabilities.......................................38

                      ARTICLE 6  COVENANTS OF THE CORPORATION
 6.1 General Covenants.....................................................39
 6.2 Not to Extend Time for Payment of Interest or Principal...............39
 6.3 To Provide Annual Certificate of Compliance...........................40
 6.4 To Pay Trustee's Remuneration.........................................40
 6.5 Trustee may Perform Covenants.........................................41

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




                        ARTICLE 7   DEFAULT AND ENFORCEMENT
 7.1 Events of Default....................................................41
 7.2 Notice of Events of Default..........................................42
 7.3 Acceleration on Default..............................................42
 7.4 Waiver of Default....................................................42
 7.5 Enforcement by the Trustee...........................................43
 7.6 Debentureholders May Not Sue.........................................44
 7.7 Application of Moneys................................................44
 7.8 Distribution of Moneys...............................................45
 7.9 Persons Dealing with Trustee.........................................46
 7.10 Trustee Appointed Attorney..........................................46
 7.11 Remedies Cumulative.................................................46
 7.12 Immunity of Shareholders, Directors and Others......................46
 7.13 Judgment Against the Corporation....................................46

                       ARTICLE 8  SATISFACTION AND DISCHARGE
 8.1 Cancellation and Destruction.........................................46
 8.2 Non-Presentation of Debentures.......................................47
 8.3 Repayment of Unclaimed Moneys........................................47
 8.4 Discharge............................................................47

                         ARTICLE 9  SUCCESSOR CORPORATION
 9.1 Certain Requirements in Respect of Merger, etc.......................48
 9.2 Vesting of Powers in Successor.......................................48

                     ARTICLE 10  MEETINGS OF DEBENTUREHOLDERS
 10.2 Notice of Meetings..................................................49
 10.3 Chairman............................................................49
 10.4 Quorum..............................................................49
 10.5 Power to Adjourn....................................................50
 10.6 Show of Hands.......................................................50
 10.7 Poll................................................................50
 10.8 Voting..............................................................50
 10.9 Regulations.........................................................51
 10.10 Corporation and Trustee May Be Represented.........................51
 10.11 Powers Exercisable by Extraordinary Resolution.....................51
  10.12 Meaning of "Extraordinary Resolution".............................53
 10.13 Powers Cumulative..................................................54
 10.14 Minutes............................................................54
 10.15 Signed Instruments.................................................54
 10.16 Binding Effect of Resolutions......................................54
 10.17 Evidence of Rights of Debentureholders.............................54

                                ARTICLE 11  NOTICES

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


 11.1 Notice to the Corporation...........................................55
 11.2 Notice to Debentureholders..........................................55
 11.3 Notice to the Trustee...............................................55
 11.4 Mail Service Interruption...........................................55

                        ARTICLE 12  CONCERNING THE TRUSTEE
 12.1 Trust Indenture Legislation.........................................56
 12.2 No Conflict of Interest.............................................56
 12.3 Rights and Duties of Trustee........................................56
 12.4 Evidence, Experts and Advisers......................................57
 12.5 Trustee May Deal in Debentures......................................58
 12.6 Trustee Not Required to Give Security...............................58
 12.7 Protection of Trustee...............................................58
 12.8 Investment of Trust Moneys..........................................58
 12.9 Action by Trustee to Protect Interests..............................59
 12.10 Replacement of Trustee.............................................60
 12.11 Acceptance.........................................................60

                        ARTICLE 13  SUPPLEMENTAL INDENTURES
 13.1 Supplemental Indentures.............................................60

                               ARTICLE 14  EXECUTION
 14.1 Counterparts and Formal Date........................................62
 14.2     Language of Indenture...........................................62

                                   SCHEDULE


The following is the form of fully registered 7.5% Convertible Unsecured Subordinated Debenture Due February 5, 2004.

                           DAKOTA MINING CORPORATION
              (Continued the Business Corporations Act (Canada))

                     7.5% Convertible Unsecured Debenture
                             due February 5, 2004

CUSIP#; ________________

           Dakota Mining Corporation (the "Corporation") for value received hereby acknowledges itself indebted and, subject to the provisions of the
Indenture       hereinafter       mentioned,       promises       to        pay
to:_________________________________________ on February 4,  2004  or  on  such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture the principal sum of:
$__________________________________ in lawful money of Canada on presentation and surrender of this Debenture at one of the principal offices of Montreal Trust Company of Canada (the "Trustee") in the cities of Vancouver, Toronto and Montreal, and to pay interest on the principal amount hereof from the date hereof, or from the last interest payment date to which interest shall have been paid or made available for payment on the outstanding Debentures, whichever is later, at the rate of 7.5% per annum, in like money at any one of the said places, as selected by the holder, in arrears in equal semi-annual installments (less any tax required by law to be deducted or withheld) on June 30 and December 31 in each year (commencing June 30, 1997) and should the Corporation at any time make default in the payment of any principal or interest, to pay interest on the amount in default at the same rate in like money, at any one of the said places, as selected by the holder, and half-yearly on the same dates.

          Debentures bear interest from and including the date of issue or from and including the last interest payment date to which interest shall have been paid or made available for payment on the Debentures, whichever is later, provided that for the period from this date of issue of this Debenture to the first interest payment date, the interest rate will be such that, when the interest for such period is added to the interest earned on certain escrowed proceeds which has been paid to the holder hereof, it is equivalent to 7.5% per annum calculated from the date of the Indenture (defined below).

           As soon as the interest becomes due, the Corporation (except in the case of payment at maturity or on redemption, at which payment of interest may he made upon surrender of this Debenture) shall, at least three business days prior to each date on which interest becomes due, forward or cause to be forwarded by ordinary mail, postage prepaid, to the registered holder hereof, subject to the provisions of the Indenture and in the manner provided therein, a cheque for such interest (less any tax required by law to be deducted or withheld). Subject to the provisions of the Indenture, the forwarding of such cheque shall satisfy and discharge all liability for interest on this Debenture to the extent of the sum represented by such cheque (plus the amount of any tax deducted or withheld).

           This Debenture is one of the 7.5% Convertible Unsecured Subordinated Debentures due February 5, 2004 (the "Debentures") of the Corporation issued or issuable under the provisions of a trust indenture (the "Indenture") made as of February 5, 1997 between the Corporation and the Trustee. The Debentures are limited to an aggregate principal amount of $25,000,000 in lawful money of Can-ada. Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the Debentures are or are to be issued and held and the rights and remedies of the holders of the Debentures and of the Corporation and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the holder of this Debenture by acceptance hereof assents.

           The Debentures are initially issuable only as fully registered Debentures in denominations of $1,000 and integral multiples thereof. Upon compliance with the provisions of the Indenture, Debentures of any denomination may be exchanged for an equal aggregate principal amount of Debentures in any other authorized denomination or denominations.

           This Debenture is convertible, at The option of the holder hereof, upon surrender of this Debenture at one of the principal offices of the Trustee in the cities of Vancouver, Toronto and Montreal, at any time up to and including The close of business on the last business day immediately preceding February 5, 2004 or if this Debenture is called for redemption on or prior to such date, then up to but not after the close of business on the last business day immediately preceding the date fixed for redemption of the Debenture, into fully paid and non-assessable common shares ("Common Shares") in the share capital of the Corporation, as presently constituted (without adjustment for interest accrued hereon or for dividends on Common Shares issuable upon conversion) at a conversion price of $2.00 per Common Share, all subject to the terms and conditions and in the manner set forth in the Indenture. The Indenture makes provisions for the adjustment of the conversion price in the events therein specified.

           This Debenture may be redeemed at the option of the Corporation on the terms and conditions and at the redemption price set out in the Indenture at any time on or after February 4, 2001 and up to and including maturity. provided that the Corporation duly files with the Trustee on or before the day that the applicable notice of redemption of this Debenture is given a certificate of the Corporation certifying That the weighted average price per share at which the Common Shares have traded on The Toronto Stock Exchange (or elsewhere in accordance with the Indenture) during the 20 consecutive trading days ending not more than five trading days before the date on which such notice of redemption is given exceeds 125% of the conversion price mentioned above.

          Unless an Event of Default (as defined in the Indenture) has occurred and is continuing, the Corporation may, on notice as provided in the Indenture, at its option, and subject to applicable law and regulatory approvals, elect to satisfy the obligation to repay the principal amount of this Debenture on redemption 6r maturity by the issue and delivery of that number of freely tradable Common Shares determined by dividing the principal amount hereof by 95% of the weighted average price per share at which the Common Shares have traded on The Toronto Stock Exchange (or elsewhere in accordance with the Indenture) during the 20 consecutive trading days ending not more than five trading days before the date that this Debenture is fixed for redemption or the date of maturity, as the case may be, provided that, in the event that such weighted average price on maturity of this Debenture is less than $2.00, the Corporation. at its option, may satisfy its obligation hereunder to pay the principal amount payable to the holder hereof by the issue to such holder of that number of Common Shares of the Corporation equal to the lesser of (a) the number determined by dividing such principal amount by 95% of such weighted average price of the Common Shares on maturity and (b) the number determined by dividing the principal amount by the closing market price of the Common Shares on The Toronto Stock Exchange on the maturity date hereof.

           The indebtedness evidenced by this Debenture and by all other Debentures now or hereafter certified and delivered under the Indenture is a direct unsecured obligation of the Corporation and is subordinated and subject in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment of all Senior Liabilities (as defined in the Indenture and which includes trade debts) of the Corporation, whether outstanding at the date of the Indenture or thereafter created, incurred, assumed or guaranteed

          The principal hereof may become or be declared due and payable before the stated maturity in the events, in the manner, with the effect and at the times provided in the Indenture.

           The Indenture contains provisions making binding upon all holders of Debentures outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments signed by the holders of a specified majority of Debentures outstanding, which resolutions or instruments may have the effect of amending the terms of this Debenture or the Indenture. The Indenture also permits the Corporation and the Trustee to make additions to, deletions from or alterations of the Indenture without the consent of the holders of the Debentures for certain purposes, in certain circumstances and upon certain conditions set out in the Indenture.

           This Debenture may only be transferred. upon compliance with the conditions prescribed in the Indenture. in one of the registers to be kept in the principal office of the Trustee in each of the cities of Vancouver. Toronto and Montreal and in such other place or places and/or by such other registrars (if any) as the Corporation with the approval of the Trustee may designate, by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and execution satisfactory to the Trustee or other registrar, and upon compliance with such requirements as the Trustee and/or other registrar may prescribe.

           This Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.

           In witness whereof Dakota Mining Corporation has caused this Debenture to be signed by the Corporate Secretary of the Corporation as of February ______, 1997.


                                   DAKOTA MINING CORPORATION


                                   By:________________________________
                                        Corporate Secretary